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                                                           [Governor Funds-LOGO]
                                                           GOVERNOR
                                                           FUNDS











                              SEMI-ANNUAL REPORT

                              December 31, 1999


















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MESSAGE FROM THE CHAIRMAN                                         Governor Funds
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Dear Shareholder:

We are pleased to present this semiannual report for the Governor Funds, which covers the six-month period from July 1, 1999 to December 31, 1999. Strong performances by stock market averages such as the Standard & Poor's 500 Stock Index(1) (S&P 500) and the Nasdaq Composite Index(2) were fueled by large gains in a small number of growth stocks. Stocks of technology firms, particularly Internet-related companies, performed exceptionally well during the period. The economy continued its strong growth, leading investors and the Federal Reserve Board (the Fed) to worry about a potential increase in inflation. In response, the Fed raised interest rates twice during the period. Investors anticipated those rate hikes and sold bonds, pushing yields up and prices down.

We would like to highlight the performance of the Established Growth Fund during the six-month period. The Fund, which focuses on shares of large-capitalization growth companies, gained 10.43% (without sales load,)(3) which compared favorably to the S&P 500's return of 7.70%. The Fund benefited from its overweighting in the technology and telecommunications sectors.

On the following pages you will find comments from the members of Martindale Andres & Company, Inc. and Brinson Partners, Inc., who oversee the management of your Funds. William Martindale and Tom McGarrity of Martindale Andres & Company, Inc. and Brinson Partners, Inc., respectively, explain the economic and market factors that influenced both firms' investment decisions during the past six months. They also offer their outlook for the financial markets for 2000.

In addition, this report includes remarks about each of the individual Funds from their respective portfolio managers. The discussions should help you to understand the approach each fund manager takes to pursue Fund objectives. You will also find a schedule of Fund holdings, with financial highlights and statements. Please read the information, which is designed to help you understand the role each Fund can play in your overall portfolio.

Thank you for your investment in the Governor Funds. Please feel free to contact the Funds at (800) 766-3960 or your investment representative with questions or comments.

Sincerely,

/s/ Mark Pulaski
Mark Pulaski
Chairman, Governor Funds
President, Keystone Wealth Management Division

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original cost.

(1)The Standard & Poor's 500 Stock Index is an unmanaged index that is generally representative of the performance of the large capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2)NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as National Market System-traded foreign common stocks and American Depository Receipts. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 5.50% was 4.38%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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Dear Governor Fund Shareholder:

We are pleased to send you this semiannual report for the six months ended December 31, 1999. Stocks performed well during the period, but bonds performed poorly. The U.S. economy grew at an unexpectedly strong rate, leading to higher interest rates despite continued low inflation.

Stocks suffered in the third quarter of 1999, due in large part to rising interest rates. Large-company stocks as measured by the S&P 500 Index(1) posted a -6.24% return during the quarter ended September 30, 1999, while the Russell 2000 Index,(2) which measures the performance of small-company stocks, returned -6.32%. However, stocks came roaring back during the fourth quarter: The S&P 500 gained 14.87%, while the Russell 2000 gained 18.44%. The outperformance of small-cap stocks was driven by huge gains from technology and Internet stocks.

The bond market suffered its worst performance since 1994, with the yield on the 30-year Treasury bond rising to 6.50% on December 31, 1999, from 5.95% on July 1, 1999. The U.S. Gross Domestic Product (GDP) grew at an annualized rate of 5.7% in the third quarter and an estimated near 6% in the fourth quarter. These growth rates are much higher than the level targeted by the Federal Reserve Board (the Fed). Such strong growth prompted the Fed to try to slow the economy and avoid rising inflation by raising short-term interest rates twice during the period.

We expect domestic and overseas stocks to continue to post gains during the coming months. However, those gains will likely be more modest than they have been in recent years. It is important to remember that 1999 was the fifth consecutive year in which stocks posted double-digit gains -- an unprecedented occurrence, and one that cannot continue indefinitely.

Interest rates may continue to rise going forward. We expect the economy to grow at a strong rate and inflation to rise slightly in the coming months. In our opinion, these factors could force the Fed to aggressively raise rates to keep the economy from overheating, which could reduce returns from financial assets.

It is difficult to predict which asset classes will perform well during a given period. Consider, for example, in the past six months the strong showing by small-company shares and international stocks. Rather than bet on such forecasts, investors should build and maintain well-diversified portfolios that offer exposure to large-and small-company shares, international investments, bonds and cash. Such a mix probably will not match the returns of the market's hottest sectors -- but we expect it should offer reasonable growth at acceptable risk.

Sincerely,

/s/ William C. Martindale Jr.
William C. Martindale, Jr.
President and Chief Investment Officer
Martindale Andres & Company, Inc.

/s/ Thomas C. McGarity
Thomas C. McGarrity
Executive Director
Brinson Partners, Inc.

This material is authorized for distribution only when preceded or accompanied by a prospectus. Governors Group Advisors, Inc. serves as the investment advisor. Martindale Andres & Company, Inc. is the sub-advisor for all the Funds, except the International Equity Fund, which is sub-advised by Brinson Partners, Inc. The Funds are distributed by BISYS Fund Services Limited Partnership. Mutual funds are NOT FDIC INSURED and are not insured by any other government agency or by the U.S. Government. There is no bank guarantee, and shares of the Funds may lose value.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

(1)The Standard & Poor's 500 Index is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(2)The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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THE GOVERNOR ESTABLISHED GROWTH FUND

Q. HOW DID THE ESTABLISHED GROWTH FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A. The Established Growth Fund rose 10.43% (without sales load)(1) during the period, while the Standard & Poor's 500 Index(2) returned 7.70%.

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE DURING THE PERIOD?

 A. The domestic economy remained strong despite two increases in the federal funds rate, bringing rates from 4.75% to 5.5%. Investors shifted their focus to shares of small- and mid-sized company stocks in the fourth quarter, due in part to attractive valuations in those sectors. The Fund benefited from an overweighting in the telecommunications and technology sectors, which performed very well. We kept roughly 98% of the Fund's assets fully invested throughout the period, and that strategy helped boost the Fund's return given the rising stock market.

Q. IN WHAT KINDS OF STOCKS OR SECTORS DID YOU FIND OPPORTUNITIES?

 A. Companies from various sectors performed well during the period, helping to boost the Fund's total return. Most notable were Sun Microsystems (3.71% net of assets) in the technology sector; Nortel Networks (3.72%) and Motorola (2.71%) in the telecommunications sector; and Morgan Stanley Dean Witter (4.47%) and Capital One Financial (2.13%) in the financial services sector. We took some profits in both Sun Microsystems and Morgan Stanley Dean Witter late in the fourth quarter to capitalize on the tremendous appreciation of both stocks.*

    We eliminated a number of companies' shares from the Fund's portfolio during the period due to high valuations. Those companies include CNF Transportation and Fleet Boston. Meanwhile, we added new positions in Circuit City (0.42%), Walgreen's (0.54%), Carnival Cruise Lines (0.71%), and EMC Corp. (3.02%). We added to the Fund's existing position in Monsanto (0.92%), and Wells Fargo & Company (1.64%) and we trimmed the Fund's holdings in General Electric (3.99%) and Johnson & Johnson (2.23%).*

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We will continue to look for companies that show promising growth at a reasonable price. We believe that investors during the coming months will begin to focus less on overvalued sectors such as technology and Internet-related companies, and instead look more to valuations to determine the appeal of a stock. When that occurs, we believe it should help this Fund's relative performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 5.50% was 4.38%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2)The Standard & Poor's 500 Index is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

*The Fund's portfolio composition is subject to change.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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GOVERNOR AGGRESSIVE GROWTH FUND(+)

Q. HOW DID THE AGGRESSIVE GROWTH FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999?

A. The Aggressive Growth Fund returned 6.42% (without sales load)(1) for the period. That compared to a total return of 10.95% for the Russell 2000 Index.(2)

Q. WHAT WERE THE MARKET CONDITIONS FOR SMALL-COMPANY STOCKS?

A. The period was a volatile one for small-company stocks. The Russell 2000 Index, which had performed poorly earlier in the year, gained 18.44% in the fourth quarter of 1999. This increase was mainly due to a huge influx of capital into technology shares--most notably, stocks related to the Internet. Consequently, the stocks with the highest price-to-earnings (P/E) ratios provided the largest return--in fact, stocks with P/E ratios of 54 or better were up more than 55% for the fourth quarter.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT? IN WHAT STOCKS OR SECTORS DID YOU FIND OPPORTUNITIES?

A. We typically maintain at least 95% of the portfolio's assets in stocks, but we ended the period with cash holdings of 10% due to profit-taking and takeovers. The large cash position hurt the Fund's return, since the fourth quarter was such a strong one for small-company shares.

   We continued to look for stocks of companies that offered promising growth at reasonable prices, and we took advantage of the market's volatility to find bargains in various sectors. Sectors that showed strong performance during the period included technology services, health-care and semiconductor equipment.

   The Fund benefited from investments in Credence Systems (4.37% of net assets), a semiconductor manufacturer; and Computer Network Technology (3.48%), a software and hardware manufacturer for data storage systems.*

   New positions included RPM (0.74%), a maker of protective coatings for flooring and other applications; Monaco Coach (1.66%), a manufacturer of class A motor coaches; Colorado Medtech (0.49%), a full-service provider of medical products and services, RSA Securities (2.80%), a data security company, Telxon (0.58%) and Evergreen Resources (0.71%). We eliminated the Fund's holdings in Engineering Animation, due to company performance issues. We also reduced the Fund's holdings in Visx (0.93%) and DeVry (1.75%) after their stock prices increased.*

   Two companies in the Fund were eliminated from our portfolio by mergers or takeovers: Worthington Foods was acquired by Kellogg Corporation, and Transaction Network was acquired by PSInet.*

Q. WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET, AND HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

A. Small-company stocks have trailed the market for a long time, but we believe that underperformance may be coming to an end. In our opinion, the valuations of many small- and mid-cap stocks remain very attractive. Moreover, we believe that investors will recognize the appeal of those valuations during the coming months. That could be good news for the Fund, which will continue to hold stocks that trade at attractive levels given the potential of the underlying firms.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than on average.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 5.50% was 0.56%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2)The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

*The Fund's portfolio composition is subject to change.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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GOVERNOR EMERGING GROWTH FUND(+)

Q. HOW DID THE EMERGING GROWTH FUND PERFORM DURING THE SIX-MONTH PERIOD THROUGH DECEMBER 31, 1999?

 A. The Fund trailed its benchmark during the period. It produced a -0.13% return (without sales load),(1) compared to 10.95% for the Russell 2000 Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE STOCK MARKET DURING THE PERIOD?

 A. Large-company shares dominated the market until the fourth quarter, when the Russell 2000 posted an 18.44% increase, while the S&P 500 Index(3) gained 14.87%. Technology stocks and growth-oriented companies drove performance in both sectors, and investors paid little attention to valuations. A "growth at any price" mentality dominated the marketplace.

Q. HOW DID THAT ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

 A. The Fund trailed its benchmark in part because it underweighted technology. That sector accounts for 17.8% of the Russell 2000's weighting, versus just 6.1% for the Fund. In addition, the Fund invests in growth at a reasonable price, so we pay attention to valuation. That discipline adversely affected the Fund's performance during the period.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

A. The Fund stayed with its longer-term discipline of buying shares of well-run companies at reasonable valuations. In particular, we looked for opportunities to buy shares of good companies when they traded at attractive levels because of short-term problems. We added shares of Chirex (1.87% of assets), a pharmaceutical-services outsourcing firm in mid-December. The stock traded at attractive levels due to concerns that difficulties at Glaxo Wellcome, a large client, could hurt profits.*

   We also added to the Fund's position in American Woodmark (2.48%), which makes kitchen cabinets; the shares were attractive due to short-term concerns about margins. We met with the company's management team and concluded that the firm will take steps to improve its margins. The stock has rebounded sharply since we bought it in October.*

   We also sold shares of pharmaceutical wholesaler D&K Healthcare Resources due to questions about its position against larger competitors, and the stock subsequently declined sharply.*

Q. WHAT ELSE AFFECTED THE FUND'S RETURNS?

A. Two of the Fund's holdings, Transaction Network Services, Inc. and Worthington Foods, were acquired during the period. Both acquisitions were made at significant premiums to the existing share price, and that enhanced the Fund's performance.*

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET GOING FORWARD?

A. We anticipate the stock market to continue to post gains in the coming months; however, it is likely they will be more modest than in recent years.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(+)Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than on average.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 5.50% was -5.64%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2)The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3)The Standard & Poor's 500 Index is an unmanaged index that is generally representative of the performance of the large capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

*The Fund's portfolio composition is subject to change.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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GOVERNOR INTERNATIONAL EQUITY FUND(+)

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS INDEX DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A. The Fund returned 18.00% (without sales load)(1) for the period, versus a 22.12% return for the Morgan Stanley Capital International Europe, Australasia and Far East Index(2) (MSCI EAFE).

Q. WHAT WERE THE CONDITIONS IN INTERNATIONAL STOCK MARKETS DURING THE PERIOD?

A. Growth stocks continued to dominate throughout the period. They outpaced value stocks by more than 20 percentage points, showing especially strong results in the fourth quarter. The technology sector and the telecommunications sector enjoyed strong runs as companies in both fields posted strong earnings growth.

   A number of Pacific Rim economies gathered momentum during the period, which we believe helped to boost the Japanese market. Meanwhile, concerns about the weakness of the euro and inflation in Germany hurt European markets in the third quarter. Germany bounced back, however, late in the fourth quarter as a result of fiscal changes including tax policy revisions.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

A. We generally seek out companies with attractive valuations in addition to favored industries and countries. The Fund's weighting in Japan, in particular was increased during the period (32% of net assets) due to the country's rebounding economy. The Fund's largest exposure was in Europe, with 18% of assets invested in UK companies and 44% spread throughout continental Europe. We continued to pursue a value-oriented approach to stock picking, finding especially attractive bargains among shares of financial services and basic industry companies.*

Q. WHAT IS YOUR OUTLOOK FOR INTERNATIONAL MARKETS GOING FORWARD?

A. We believe that economies in Japan and Europe will continue to improve during the coming year. We anticipate strong growth in Europe's financial services sector, stemming much from continuing corporate mergers and acquisitions activities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investor's shares, when redeemed, may be worth more or less than the original cost.

(+)International investing involves increased risk and volatility.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 5.50% was 11.47%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2)The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an unmanaged index that is generally representative of the performance of stock markets in those regions. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

*The Fund's portfolio composition is subject to change.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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THE GOVERNOR INTERMEDIATE TERM INCOME FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A. The Fund posted a total return of 0.26% (without sales load)(1) during the period. That compares to a 0.56% total return for the Lehman Brothers Aggregate Bond Index(2) and a 0.44% return for the Lipper Intermediate Investment Grade Debt Funds Average.(3)

Q. WHAT WERE THE CONDITIONS IN THE TAXABLE BOND MARKET DURING THE PERIOD?

A. The recent period was difficult for bond investors. The yield on the 30-year Treasury climbed from 5.95% to 6.50% during the period. Bond prices, which move counter to yields, fell in that environment. Investors worried that signs of stronger-than-expected economic growth would trigger rising inflation, forcing the Fed to raise short-term interest rates. Although continued advances in technology and productivity kept inflation in check, the Fed did increase short-term rates twice during the period--each time by
   0.25 percentage points.

   Corporate bonds, agency issues, mortgage-backed securities and asset-backed securities all outperformed Treasury bonds--which posted especially poor performance during the period. Mortgage-backed and asset-backed securities outperformed other sectors in the rising-rate environment and offered attractive yields relative to Treasuries. Asset-backed securities in particular were favored by investors due to their attractive yields and their relatively short maturities.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

A. We kept the Fund's duration relatively close to that of its benchmark, the Lehman Brothers Aggregate Bond Index, due to uncertainty over the direction of interest rates. The Fund's duration stood at 5.0 years at the beginning of the period and 4.8 years on December 31, 1999.

   The average credit rating of the Fund's portfolio was very high, at AA+. We invested approximately 80% of the portfolio in government and AAA-rated issues. That approach helped returns during the period, as demand for high-quality issues was relatively strong in the uncertain environment.*

Q. HOW DID THE FUND'S ALLOCATION AMONG DIFFERENT SECTORS OF THE BOND MARKET AFFECT PERFORMANCE?

A. The Fund benefited from its overweighting in agency issues and asset-backed bonds, which were two of the strongest performing sectors of the bond market during the period. The attractive yields available on such securities helped the Fund boost its 30-day yield to 6.5% on December 31, 1999, up from 5.9% at the beginning of the period. Likewise, our decision to dramatically underweight Treasuries relative to the Fund's index also boosted performance, as Treasuries suffered more than other sectors in the rising-rate environment.

   The Fund's sector allocations on December 31, 1999, were as follows: mortgage-backed securities (35.3% of assets); corporate bonds (18.9%); U.S. Treasuries (16.1%); asset-backed securities (15.0%); and government agencies (13.7%), with the remainder in cash and cash equivalents.*

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET GOING FORWARD?

A. We believe the economy will continue to grow at a strong rate and inflation will rise slightly in the coming months. These factors could force the Fed to aggressively raise rates in the coming period, especially if the stock market continues to post strong gains.

Q. HOW WILL YOU POSITION THE FUND TO ADDRESS THOSE CONDITIONS?

A. We will take a somewhat defensive position--with a duration roughly 20% shorter than that of the Lehman Brothers Aggregate Bond Index--given the likelihood of interest rate increases. We will also maintain the Fund's overweighting in asset-backed securities, while underweighting the Treasury sector. We will continue to favor issues with very strong credit quality, as lower-quality issues do not offer enough yield advantage to justify their additional risk.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 4.50% was -4.28%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2)The Lehman Brothers Aggregate Bond Index is an unmanaged index that is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3)The Lipper Intermediate Investment Grade Debt Funds Average is an average of the total return of the Fund's in the Lipper Intermediate Investment Grade Debt Funds Objective which is comprised of managed funds that seek to invest at least 65% of their assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

*The Fund's portfolio composition is subject to change.
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MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
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GOVERNOR LIMITED DURATION GOVERNMENT SECURITIES FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999?

A. The Fund's total return for the period was 1.48% (without sales load),(1) compared to 0.17% for the Lipper Short-Intermediate U.S. Government Funds Average(2) and 1.80% the Lehman Brothers 1-3-Year Government Bond Index.(3)

Q. WHAT WERE THE CONDITIONS IN THE ECONOMY AND THE FIXED-INCOME MARKETS DURING THE PERIOD?

A. The economy continued its strong growth, creating some inflationary pressures. As a result, the Fed raised interest rates once just before the start of the period and twice during the period. Yields increased steadily throughout the summer in response to the Fed's action, and then climbed more rapidly following the Fed's August rate hike.

   The Fed also put into place mechanisms to provide the market with reserve liquidity in case the Y2K computer bug caused disruptions in the financial system. That extra cash flooded the short-term bond market during the last two weeks of the period, pushing yields down sharply.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We kept the Fund's average maturity relatively short during the period so that we could reinvest the Fund's assets at higher yields as rates rose. We lengthened the average maturity somewhat during the final weeks of the period, as the market showed signs of rebounding. The Fund began and ended the period with an average maturity of 1.5 years, compared to the benchmark's average maturity of approximately 1.75 years as of December 31, 1999.*

Q. WHAT TYPES OF SECURITIES DID YOU FAVOR?

A. We overweighted Treasury securities during the period, in part to provide additional liquidity in case computer problems from Y2K disrupted the financial markets. Given the uncertain environment, we thought it prudent to sacrifice a little performance for additional safety.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE BOND MARKET GOING FORWARD?

A. We anticipate the economy will maintain its strength at least through the first half of 2000. There are some potential threats to the economy's growth rate. For example, there is currently too much credit available, which we believe could result in bad loans leading to a worse slowdown than would otherwise be the case.

   In addition, slow growth in foreign countries has reduced global competition for resources, possibly offsetting inflation in the United States. Some overseas economies are rebounding, which could fuel higher prices in this country.

   We believe the Fed will raise interest rates again in the coming months to protect our economy from those threats. Given that possibility, we may attempt to maintain an average maturity shorter than that of the Fund's benchmark. This tactic should provide the Fund with greater liquidity, allowing us to reinvest the Fund's assets at higher yields if rates do rise.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 3.00% was -1.53%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2)The Lehman Brothers 1-3-Year Government Bond Index is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3)The Lipper Short-Intermediate U.S. Government Funds Average is an average of the total return of the Funds in the Lipper Short-Intermediate U.S. Government Funds Objective. The Funds in this objective are managed and invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

THE GOVERNOR PENNSYLVANIA MUNICIPAL BOND FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1999?

A. The Fund's total return during the period was -1.08% (without sales load).(1) That compares to a -2.91% total return for the Lipper Pennsylvania Intermediate Municipal Debt Fund Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE PENNSYLVANIA MUNICIPAL BOND MARKET DURING THE RECENT PERIOD?

A. Interest rates rose during most of the period. Investors feared that stronger-than-expected economic growth would cause the Fed to raise the federal funds rate to ward off inflation. The Fed eventually did raise rates two times during the period--in August and November.

   The municipal bond market and the overall bond market performed poorly in the rising interest rate environment. Municipal bonds underperformed taxable bonds, with the yield on long-term municipal bonds rising by roughly 100 basis points versus approximately 55 basis points for long-term Treasuries. Investors sold discounted municipal issues near the end of the year to offset their gains in the equity market. This activity further dampened municipal bonds' performance.

Q. HOW DID YOU STRUCTURE THE FUND IN THAT ENVIRONMENT?

A. We reduced the Fund's duration slightly, from 6.0 years at the beginning of the period to 5.7 years by the end. That approach helped the Fund's performance somewhat, as shorter-term municipal bonds outperformed municipals with longer maturities. But the Fund's duration remained slightly longer than the benchmark in order to capture attractive yields for shareholders.*

   We also maintained the Fund's high credit quality; as of December 31, 1999, it stood at AA+. More than half of the portfolio was invested in insured AAA-rated issues.*

Q. WHAT OTHER STRATEGIES DID YOU EMPLOY TO REDUCE RISK OR BOOST RETURNS?

A. We sold select discounted municipal issues and replaced them with higher-coupon issues. As a result, the Fund's income distribution yield rose to 4.7% on December 31, 1999, from 4.3% on July 1, 1999.*

Q. WHAT IS YOUR OUTLOOK FOR THE PENNSYLVANIA MUNICIPAL BOND MARKET GOING
   FORWARD?

A. We anticipate relatively strong performance from the Pennsylvania and national municipal bond markets going forward. In our opinion, many investors who sold muni bonds late last year to offset stock market gains will likely re-enter the market in early 2000. We believe the market should benefit from a relatively low supply of new municipal issues in the coming months.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We will continue to focus on providing shareholders with attractive levels of income while maintaining the Fund's high-quality portfolio. We will target a duration range of between 5.25 years and 5.75 years and will look for ways to increase the Fund's yield going forward. We will also attempt to maintain the Fund's well-diversified portfolio to help minimize shareholders' risk.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(+)The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 4.50% was -5.50%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2)Lipper Pennsylvania Intermediate Municipal Debt Fund Index is comprised of managed funds that seek to invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Pennsylvania, with dollar-weighted average maturities of five to ten years. Investors cannot invest directly in an index, although they can invest in the underlying securities.

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

GOVERNOR LIFESTYLE CONSERVATIVE GROWTH FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD THROUGH DECEMBER 31,
   1999?

A. The Governor Lifestyle Conservative Growth Fund ended the period with a return of 4.21% (without sales load).(1)

   As a matter of policy, we allocate a large percent of this Fund's assets to bonds. Those holdings acted as a drag on overall performance during the period.

Q. HOW WERE THE FUND'S ASSETS ALLOCATED AMONG DIFFERENT FUNDS DURING THE PERIOD?

A. The breakdown of the Fund's assets as of December 31, 1999, was: 21.9% in the Governor Established Growth Fund; 10.0% in the Governor Aggressive Growth Fund; 7.8% in the Governor International Equity Fund; 22.6% in the Governor Intermediate Term Income Fund; 33.8% in the Governor Limited Duration Government Securities Fund; the remainder in cash and cash equivalents.*

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A. Some 60% of the stocks traded on the New York Stock Exchange posted negative returns for the year, with positive returns concentrated in relatively narrow sectors--in particular, technology and communications services companies. Governor equity funds performed well in this environment during this period due to exposure in these sectors.

Q. WHAT WERE THE CONDITIONS IN THE BOND MARKET DURING THIS PERIOD?

A. Interest rates rose during much of the period, reflecting investor concerns about inflation. The Fed increased short-term interest rates on two separate occasions from July to December 1999. That hurt bond values and the performance of this Fund.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

A. Our portfolio strategy is based on long-term capital market trends rather than on short-term changes. We do not believe market timing works over long periods of time. Moreover, a long-term strategic approach may limit investors' capital gain taxes and fund transaction costs.

   The Fund's allocations during the recent period reflected our belief that inflation will remain low and corporate productivity will continue to rise. Those are favorable conditions for growth companies and their stocks as well as for the bond market over the long term.

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS?

A. On a quarterly basis we rebalance the Lifestyle Funds, taking some profits off the table and reinvesting those investments in market sectors or funds that temporarily have lost ground relative to the other funds in the Portfolio. This re-balancing helps to keep the funds in line with investors' expectations and risk profiles and should boost long-term total returns.

Q. WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS GOING FORWARD? HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

A. We may continue to see a few highly valued growth companies lead the market, or we could see the growth broaden out to other sectors. Either way, we believe that careful analysis of individual securities will help separate the winners from the losers. The stock-and-bond selection skills of the individual fund managers in the Governor equity funds that make up this Fund's portfolio will be increasingly important in the year 2000. As for bonds, we expect that interest rates will move lower at some point after the first six months of the year. When that happens, we believe the Lifestyle Conservative Growth Fund's fixed-income investments should perform well.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 4.50% was -0.50%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

GOVERNOR LIFESTYLE MODERATE GROWTH FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD THROUGH DECEMBER 31,
   1999?

A. The Governor Lifestyle Moderate Growth Fund ended the period with a return of 6.31% (without sales load).(1)

   The Fund benefited from gains by U.S. large-company stocks, particularly shares of technology companies and telecommunications companies. International stocks also boosted performance, thanks to a recovery in the Japanese market and a number of other markets around the world.

Q. HOW DID YOU ALLOCATE THE FUND'S ASSETS DURING THE PERIOD?

A. The breakdown of the Fund's assets as of December 31, 1999, was: 35.0% in the Governor Established Growth Fund; 12.8% in the Governor Aggressive Growth Fund; 12.8% in the Governor International Equity Fund; 18.5% in the Governor Intermediate Term Income Fund; 18.8% in the Governor Limited Duration Government Securities Fund; and the remainder in cash and cash equivalents.*

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A. Sixty percent of the stocks traded on the New York Stock Exchange posted negative returns for the year. Governor Funds benefited from their significant exposure to the strongest market sectors during the recent period, including shares of technology and communications services companies.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

A. We choose the Fund's mix of holdings based upon long-term capital markets trends rather than on short-term changes. We do not believe market timing works over long periods of time. A strategic long-term approach limits turnover, which may reduce investors' capital gains taxes and transaction costs. During the recent period, the Fund's allocations reflected our belief that inflation will remain low and corporate productivity will continue to rise. Those are favorable conditions for growth companies and their stocks.

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS?

A. We rebalance these funds quarterly, taking some profits off the table and reinvesting in funds that temporarily have fallen behind due to financial market shifts. This re-balancing helps to keep the funds in line with investors' expectations and risk profiles and should boost long-term returns.

Q. WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS GOING FORWARD? HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

A. A select few, highly valued growth companies may continue to dominate the market, or the market's gains may broaden out to include other sectors. Either way, we believe that fundamental analysis of companies will help separate the winners from the losers. We anticipate that interest rates will move lower during the second half of the year. We believe this should result in the Fund's underlying fixed-income funds performing well.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 4.50% was 1.50%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

GOVERNOR LIFESTYLE GROWTH FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX MONTHS THROUGH DECEMBER 31, 1999?

A. The Governor Lifestyle Growth Fund ended the period with a return of 7.06% (without sales load).(1)

   U.S. large-company stocks--technology companies and telecommunications companies, in particular--helped deliver that return. The Fund also benefited from its exposure to international stocks, which was led by a recovery in the Japanese market and a number of other markets around the world.

Q. WHAT WAS THE FUND'S ALLOCATION DURING THE PERIOD?

A. The breakdown of the Fund's assets as of December 31, 1999, was: 36.1% in the Governor Established Growth Fund; 17.7% in the Governor International Equity Fund; 17.1% in the Governor Aggressive Growth Fund; 7.0% in the Governor Emerging Growth Fund; 11.9% in the Governor Intermediate Term Income Fund; 9.3% in the Governor Limited Duration Government Securities Fund; and the remainder in cash and cash equivalents.*

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

A. Some of the stocks traded on the New York Stock Exchange posted negative returns in 1999. Gains were concentrated in a few sectors of the market--in particular, technology and communications services companies. The Governor equity funds had good exposure to sectors that performed exceptionally well late in 1999.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

A. We base the Fund's allocations on long-term capital market trends rather than short-term changes. We do not believe that market timing works over extended periods of time. Moreover, a strategic long-term approach may limit investors' capital gains taxes and reduce turnover and related transaction costs within the funds.

   During the recent period, the Fund's allocations reflected our belief that inflation will remain low and corporate productivity will continue to rise. Those are favorable conditions for growth companies and their stocks.

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS?

A. We rebalance the Fund on a quarterly basis, taking some profits off the table and reinvesting those profits in funds that temporarily have lost ground relative to the other funds in the portfolio. This re-balancing helps to keep the Fund in line with investors' expectations and risk profiles and should boost returns over the long haul.

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET GOING FORWARD? HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

A. A select few, highly valued growth companies might continue to lead the charge, or market gains could broaden to include other sectors as well. Either way, we believe fundamental analysis of companies will help separate the winners from the losers.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(1)The total return for the six-month period ended December 31, 1999, with the maximum sales load of 4.50% was 2.22%. The total return set forth may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

*The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

GOVERNOR U.S. TREASURY OBLIGATIONS MONEY MARKET FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999?

A. The Fund's 7-day and 7-day effective yields were 4.07% and 4.15%,(1) respectively, as of December 31, 1999. The Fund's total return for the period was 2.19%, compared to 2.22% for the Lipper U.S. Treasury Money Market Fund Index.(2)

Q. WHAT WERE THE CONDITIONS IN THE MONEY MARKETS DURING THE PERIOD?

A. The Fed raised short-term interest rates once just before the period began and twice during the period. Those rate hikes are meant to reduce the possibility that the strong economy would lead to inflation. Toward the end of the period, however, the Fed set up mechanisms to provide additional liquidity to the financial markets in case of problems stemming from the Y2K computer bug.

   Investors anticipated the Fed's rate hikes and, thus, sold Treasury securities during much of the period. That selling pushed yields steadily higher until the last two weeks of December. At that point the market was flooded by the additional cash the Fed had provided in case of Y2K problems, and yields fell sharply.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. For the most part, we kept the Fund's average maturity shorter than that of its benchmark. This has made it possible for us to take advantage of attractive opportunities as they arise. We extended the Fund's average maturity in June to take advantage of just such an opportunity in securities that matured in March of 2000. Buying those issues pushed the Fund's average maturity out to 78 days at the end of June--uncharacteristically long for this Fund. We subsequently allowed the average maturity to shorten. The Fund began the period at 78 days and ended the period with an average maturity of 28 days.*

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND FOR MONEY MARKETS?

A. We anticipate the economy to remain strong through at least the first quarter of 2000. There are some potential threats to the economy's growth rate. For example, we believe that there currently is too much credit available, which we believe could lead to bad loans in a slowdown, making it worse. In addition, in our opinion, U.S. inflation to this point has been largely held in check by deflation in overseas economies. Now that those economies appear to be recovering, inflationary pressures may increase on the domestic economy. For these reasons, we look ahead to additional rate increases by the Fed during the coming year.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We will closely monitor economic developments to see if inflation threatens the U.S. economy. The Fund will continue to look for opportunities to lock in additional yield for shareholders. The Fund will attempt to maintain a relatively short average maturity to ensure that cash will be available to invest when we find such opportunities.

(+)Shares of the Fund are not insured, or guaranteed by the FDIC or any other government agency and are not bank deposits or obligations of, or guaranteed by, Keystone Bank, its parent company or its affiliates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)The 7-Day yield quoted is as of 12/31/99 and reflects fee waivers. Had fees not been waived, performance would be reduced. The yield quotation more closely reflects the current earnings of the Fund than does the total return quotation. Total return figures include reinvestment of dividends and capital gains. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate.

(2)The Lipper U.S. Government Money Market Fund Index is a managed index of funds that seek to invest principally in U.S. Treasury obligations and that maintain dollar-weighted average maturities of less than 90 days. Investors cannot invest directly in an index, although they can invest the underlying securities.
--------------------------------------------------------------------------------

MESSAGE FROM THE SUB-ADVISORS                                     Governor Funds
--------------------------------------------------------------------------------

GOVERNOR PRIME MONEY MARKET FUND(+)

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1999?

A. The Fund's 7-day and 7-day effective yields as of December 31, 1999, were 5.28% and 5.42% (Investor shares),(1) respectively. The Fund posted a 2.56% return during the period, compared to the Lipper Money Market Fund Index's return of 2.46%.(2)

Q. WHAT WERE THE CONDITIONS IN THE MONEY MARKETS DURING THE PERIOD?

A. The Fed raised short-term interest rates twice during the period, after having raised rates near the end of the previous six-month period. The Fed was concerned that strong economic growth might lead to inflation, and thus moved to restrict the monetary supply.

   Fears about potential problems resulting from the Y2K computer bug also affected the money markets during the period. Companies issued less debt as the new year approached, out of fears that Y2K might disrupt financial systems. In response, the Fed set up mechanisms to provide reserve liquidity to the markets in case of Y2K problems.

   Rates rose throughout the period, especially on short-term debt. Yields rose steadily during the summer and then rose faster following the Fed's September rate hike. During the last two weeks of the period, however, rates dropped significantly as the market was flooded by cash supplied by the Fed in case of Y2K problems.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We kept the average maturity of the Fund relatively short during the period. That strategy allowed us to frequently reinvest the Fund's assets to take advantage of rising interest rates. We allowed the Fund's maturity to shorten considerably in September, because the yields available on longer-term issues in money markets did not present a material advantage over the yield on shorter issues. The Fund began the period with an average maturity of 26 days and finished the period with an average maturity of 28 days.

   We also were able to anticipate and benefit from a rise in the three-month London Inter-bank Offer Rate(3) (LIBOR), on which many short-term issues are based. We correctly predicted that the three-month LIBOR would climb after the beginning of October, as its maturity rolled into the year 2000 and companies had to offer higher yields to attract investors. The Fund's short average maturity allowed us in early October to take advantage of this phenomenon by buying high-grade commercial paper with significantly higher yields.

   During the final weeks of the period, we experienced large cash inflows, which coincided with a drop in interest rates. The convergence of those two events hurt the Fund because we had to invest the new cash at relatively low yields.

Q. IN WHICH SECTORS OF THE MONEY MARKETS DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

A. We found the best opportunities in high-grade commercial paper and variable-rate securities, which were attractive in the rising-rate environment. Commercial paper offered more attractive yields than Treasury and agency issues. As always, we bought only the highest-quality commercial paper.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MONEY MARKETS?

A. We anticipate the economy to remain strong into the year 2000. We believe, however, that there is too much credit available, and that the Fed will raise interest rates again to counter that problem.

   As the year progresses, we will keep a close watch on inflationary pressures. Relatively weak foreign economies have helped keep U.S. inflation low--but some of those economies are rebounding now. In our opinion, if that trend continues, the resulting increase in demand for resources could lead to global inflation.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We will attempt to continue to maintain a relatively short average maturity, which allows us to invest in attractive opportunities as they occur.

(+)Shares of the Fund are not insured or guaranteed by the FDIC or any other government agency and are not bank deposits or obligations of, or guaranteed by, Keystone Bank, its parent company or its affiliates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1)The 7-Day yield quoted is as of 12/31/99 and reflects fee waivers. Had fees not been waived, performance would be reduced. The yield quotation more closely reflects the current earnings of the Fund than does the total return quotation. Total return figures include reinvestment of dividends and capital gains. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return will fluctuate.

(2)The Lipper Money Market Fund Index is a managed index of funds that seek to invest in high-quality financial instruments rated in the top two grades and that maintain dollar-weighted average maturities of less than 90 days. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3)London Inter-bank Offer Rate (LIBOR) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable-rate financial instruments, including Adjustable Rate Mortgages.

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 16

                            Statements of Operations
                                    PAGE 19

                      Statements of Changes in Net Assets
                                    PAGE 22

                       Schedules of Portfolio Investments
                                    PAGE 28

                         Notes to Financial Statements
                                    PAGE 52

                              Financial Highlights
                                    PAGE 61

GOVERNOR FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                               ESTABLISHED      AGGRESSIVE      EMERGING     INTERNATIONAL
                                                  GROWTH          GROWTH         GROWTH         EQUITY
                                                   FUND            FUND           FUND           FUND
                                               ------------    ------------    ----------    -------------
ASSETS:
  Investments, at value (cost $138,652,245;
    $91,437,961; $8,885,914; $38,249,252,
    respectively)............................  $271,204,503    $133,097,189    $9,767,828     $46,590,485
  Repurchase agreements, at value (cost $--;
    $5,000,000; $--; $--; respectively)......            --       5,000,000            --              --
  Foreign currency, at value (cost $--; $--;
    $--; $160,940, respectively).............            --              --            --         161,358
  Interest and dividends receivable..........       140,407         135,384        12,583          24,675
  Receivable for investments sold............     1,024,091         624,354            --              --
  Receivable for capital shares issued.......         2,068              --            --              --
  Unamortized organization costs.............        12,739           1,919            --              --
  Foreign tax reclaims receivable............            --              --            --          58,994
  Prepaid expenses and other assets..........         4,079           3,259           775           1,563
                                               ------------    ------------    ----------     -----------
      Total Assets...........................   272,387,887     138,862,105     9,781,186      46,837,075
                                               ------------    ------------    ----------     -----------
LIABILITIES:
  Dividends payable..........................        59,051              --            --         535,161
  Payable for investment purchased...........       871,850         156,375            --              --
  Payable for capital shares redeemed........       126,424          85,926            --              --
  Net payable for variation margin on futures
    contracts................................            --              --            --         664,735
  Accrued expenses and other liabilities:
    Investment advisory fees payable.........       175,110         102,169         5,265          19,046
    Administration fees payable..............         3,407           1,721           120             571
    Administrative services fees payable.....        33,837          16,810            --              --
    Other liabilities........................         6,653          18,542         4,164          23,032
                                               ------------    ------------    ----------     -----------
      Total Liabilities......................     1,276,332         381,543         9,549       1,242,545
                                               ------------    ------------    ----------     -----------
NET ASSETS:
  Capital....................................   127,084,501      93,149,685     8,579,615      37,489,057
  Accumulated undistributed (distributions in
    excess of) net investment income.........          (537)       (109,356)      (39,856)        (41,327)
  Accumulated undistributed net realized
    gains on investments.....................    11,475,333       3,781,005       349,964         472,495
  Net unrealized appreciation from
    investments and translation of assets and
    liabilities in foreign currencies........   132,552,258      41,659,228       881,913       7,674,305
                                               ------------    ------------    ----------     -----------
      Net Assets.............................  $271,111,555    $138,480,562    $9,771,636     $45,594,530
                                               ============    ============    ==========     ===========
    Outstanding units of beneficial interest
      (shares)...............................    19,631,382      12,743,961       858,167       3,736,223
                                               ============    ============    ==========     ===========
    Net asset value -- redemption price per
      share..................................  $      13.81    $      10.87    $    11.39     $     12.20
                                               ============    ============    ==========     ===========
    Maximum Sales Charge.....................          5.50%           5.50%         5.50%           5.50%
                                               ============    ============    ==========     ===========
    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset
      value adjusted to nearest cent) per
      share..................................  $      14.61    $      11.50    $    12.05     $     12.91
                                               ============    ============    ==========     ===========

                       See notes to financial statements.

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                             LIMITED DURATION    PENNSYLVANIA     LIFESTYLE
                                             INTERMEDIATE       GOVERNMENT        MUNICIPAL      CONSERVATIVE
                                             TERM INCOME        SECURITIES           BOND           GROWTH
                                                 FUND              FUND              FUND            FUND
                                             ------------    ----------------    ------------    ------------
ASSETS:
  Investments, at value (cost $284,674,572;
    $42,334,959; $74,726,981; $--,
    respectively)..........................  $275,914,156      $42,060,935       $73,610,392       $     --
  Investments in affiliates, at value (cost
    $--; $--; $--; $247,447,
    respectively)..........................            --               --                --        242,889
  Repurchase agreements, at value (cost
    $--; $9,717,000; $--; $--,
    respectively)..........................            --        9,717,000                --             --
                                             ------------      -----------       -----------       --------
      Total Investments....................   275,914,156       51,777,935        73,610,392        242,889
  Cash.....................................            --              341                --             --
  Interest and dividends receivable........     3,103,045          587,966           992,534            992
  Receivable for capital shares issued.....        99,182               --                --             --
  Unamortized organization costs...........        18,399            4,319             8,801             --
  Prepaid expenses and other assets........         4,696            1,904             1,079             --
                                             ------------      -----------       -----------       --------
      Total Assets.........................   279,139,478       52,372,465        74,612,806        243,881
                                             ------------      -----------       -----------       --------
LIABILITIES:
  Dividends payable........................     1,653,347          249,843           403,935          2,463
  Accrued expenses and other liabilities:
    Investment advisory fees payable.......        98,383           17,154            33,448             39
    Administration fees payable............         3,680              658             1,160             --
    Administrative services fees payable...        12,416               --             4,203             --
    12b-1 fees payable.....................            --               --                --              7
    Other liabilities......................        23,866           23,939            18,888            911
                                             ------------      -----------       -----------       --------
      Total Liabilities....................     1,791,692          291,594           461,634          3,420
                                             ------------      -----------       -----------       --------
NET ASSETS:
  Capital..................................   300,129,769       53,623,184        79,088,138        232,838
  Accumulated undistributed (distributions
    in excess of) net investment income....        13,050            5,681            (2,187)            --
  Accumulated undistributed net realized
    gains/(losses) on investments..........   (14,034,617)        (773,970)       (3,818,190)        12,181
  Net unrealized depreciation of
    investments............................    (8,760,416)        (774,024)       (1,116,589)        (4,558)
                                             ------------      -----------       -----------       --------
      Net Assets...........................  $277,347,786      $52,080,871       $74,151,172       $240,461
                                             ============      ===========       ===========       ========
    Outstanding units of beneficial
      interest (shares)....................    30,071,248        5,369,390         7,644,774         23,123
                                             ============      ===========       ===========       ========
    Net asset value -- redemption price per
      share................................  $       9.22      $      9.70       $      9.70       $  10.40
                                             ============      ===========       ===========       ========
    Maximum Sales Charge...................          4.50%            3.00%             4.50%          4.50%
                                             ============      ===========       ===========       ========
    Maximum Offering Price (100%/(100%-
      Maximum Sales Charge) of net asset
      value adjusted to nearest cent) per
      share................................  $       9.65      $     10.00       $     10.16       $  10.89
                                             ============      ===========       ===========       ========

                       See notes to financial statements.

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                                                       U.S. TREASURY
                                                             LIFESTYLE                  OBLIGATIONS
                                                             MODERATE     LIFESTYLE        MONEY           PRIME
                                                              GROWTH       GROWTH         MARKET        MONEY MARKET
                                                               FUND         FUND           FUND             FUND
                                                             ---------    ---------    -------------    ------------
ASSETS:
  Investments, at value (cost $--; $--; $11,094,414;
    $250,701,771, respectively)............................  $     --     $     --      $11,094,414     $250,701,771
  Investments in affiliates, at value (cost $887,506;
    $656,512; $--; $--, respectively)......................   876,167      662,235               --               --
  Repurchase agreements, at value (cost $--; $--;
    $9,306,000; $72,099,000, respectively).................        --           --        9,306,000       72,099,000
                                                             --------     --------      -----------     ------------
      Total Investments....................................   876,167      662,235       20,400,414      322,800,771
  Interest and dividends receivable........................     3,198        2,214          193,569          765,707
  Receivable for capital shares issued.....................       573          350               --           80,314
  Unamortized organization costs...........................        --           --            4,348            9,094
  Prepaid expenses and other assets........................        --           --            1,662            5,942
                                                             --------     --------      -----------     ------------
      Total Assets.........................................   879,938      664,799       20,599,993      323,661,828
                                                             --------     --------      -----------     ------------
LIABILITIES:
  Dividends payable........................................     8,221        6,753           74,251        1,348,077
  Payable for capital shares redeemed......................        --           --               --               26
  Accrued expenses and other liabilities:
    Investment advisory fees payable.......................       128           93            3,953           63,883
    Administration fees payable............................        --           --               49            3,458
    Administrative services fees payable...................        --           --              149           14,003
    12b-1 fees payable.....................................        36           27               --               --
    Other liabilities......................................     2,669        1,725           24,726           52,947
                                                             --------     --------      -----------     ------------
      Total Liabilities....................................    11,054        8,598          103,128        1,482,394
                                                             --------     --------      -----------     ------------
NET ASSETS:
  Capital..................................................   819,113      609,461       20,495,743      322,176,843
  Accumulated undistributed (distributions in excess of)
    net investment income..................................        (1)          --            1,890            3,531
  Accumulated undistributed net realized gains/(losses) on
    investments............................................    61,110       41,017             (619)            (940)
  Net unrealized appreciation of investments...............   (11,338)       5,723               --               --
                                                             --------     --------      -----------     ------------
    Net Assets.............................................  $868,884     $656,201      $20,497,014     $322,179,434
                                                             ========     ========      ===========     ============
  Net Assets...............................................   868,884      656,201       20,497,014               --
    Investor Shares........................................        --           --               --      318,274,999
    S Shares...............................................        --           --               --        3,904,435
                                                             --------     --------      -----------     ------------
      Total Net Assets.....................................   868,884      656,201       20,497,014      322,179,434
                                                             ========     ========      ===========     ============
  Outstanding units of beneficial interest (shares)........    78,518       57,629       20,497,633
    Investor Shares........................................        --           --               --      318,275,398
    S Shares...............................................        --           --               --        3,904,435
                                                             --------     --------      -----------     ------------
      Total Shares.........................................    78,518       57,629       20,497,633      322,179,833
                                                             ========     ========      ===========     ============
  Net asset value
    Net asset value -- redemption price per share..........  $  11.07     $  11.39      $      1.00               --
                                                             ========     ========      ===========
    Offering and redemption price per share -- Investor
      Shares...............................................                                             $       1.00
                                                                                                        ============
    Offering and redemption price per share -- S Shares....                                             $       1.00
                                                                                                        ============
    Maximum Sales Charge...................................      4.50%        4.50%              --               --
                                                             ========     ========      ===========     ============
    Maximum Offering Price (100%/(100%-Maximum Sales
      Charge) of net asset value adjusted to nearest cent)
      per share............................................  $  11.59     $  11.93      $      1.00(a)  $       1.00(a)
                                                             ========     ========      ===========     ============

---------------

(a) Maximum offering price and redemption price are the same for the U.S. Treasury Obligations Money Market Fund and the Prime Money Market Fund.

                       See notes to financial statements.

GOVERNOR FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                                              ESTABLISHED   AGGRESSIVE     EMERGING     INTERNATIONAL
                                                GROWTH        GROWTH        GROWTH         EQUITY
                                                 FUND          FUND          FUND           FUND
                                              -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Interest income...........................  $        51   $    55,084   $     2,487    $    9,032
  Dividend income...........................    1,349,942       523,067        42,824       190,066
                                              -----------   -----------   -----------    ----------
     Total Investment Income................    1,349,993       578,151        45,311       199,098
                                              -----------   -----------   -----------    ----------
EXPENSES:
  Investment advisory fees..................      949,370       653,864        60,509       259,277
  Administration fees.......................      189,875        98,080         7,261        31,113
  Administrative services fees..............      139,367        74,802            --            --
  Accounting fees...........................       39,900        21,902        17,097        39,357
  Legal & audit fees........................       32,047        15,904         5,769         8,062
  Transfer agent fees.......................       37,197        26,862        19,982        11,815
  Other expenses............................       16,766        13,303        12,549        17,938
                                              -----------   -----------   -----------    ----------
  Total Expenses before voluntary fee
     reductions.............................    1,404,522       904,717       123,167       367,562
     Less: Expenses voluntarily reduced.....     (234,179)     (219,044)      (38,000)     (183,568)
                                              -----------   -----------   -----------    ----------
  Net Expenses..............................    1,170,343       685,673        85,167       183,994
                                              -----------   -----------   -----------    ----------
  Net Investment Income/(Loss)..............      179,650      (107,522)      (39,856)       15,104
                                              -----------   -----------   -----------    ----------
REALIZED/UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains on investment
     transactions...........................   41,969,715    14,170,604       393,288       988,499
  Net change in unrealized appreciation/
     (depreciation) of investments and
     translation of assets and liabilities
     in foreign currencies..................  (15,997,359)   (5,455,090)     (361,695)    6,039,884
                                              -----------   -----------   -----------    ----------
  Net realized/unrealized gains/(losses) on
     investments............................   25,972,356     8,715,514        31,593     7,028,383
                                              -----------   -----------   -----------    ----------
  Change in net assets resulting from
     operations.............................  $26,152,006   $ 8,607,992   $    (8,263)   $7,043,487
                                              ===========   ===========   ===========    ==========

                       See notes to financial statements.

GOVERNOR FUNDS

                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                                                           LIMITED DURATION   PENNSYLVANIA    LIFESTYLE
                                            INTERMEDIATE      GOVERNMENT       MUNICIPAL     CONSERVATIVE
                                            TERM INCOME       SECURITIES          BOND          GROWTH
                                                FUND             FUND             FUND           FUND
                                            ------------   ----------------   ------------   ------------
INVESTMENT INCOME:
  Interest income.........................  $ 9,933,179       $1,632,439      $ 2,637,019     $       --
  Dividend income.........................      273,703            2,331           70,413          5,111
                                            -----------       ----------      -----------     ----------
     Total Investment Income..............   10,206,882        1,634,770        2,707,432          5,111
                                            -----------       ----------      -----------     ----------
EXPENSES:
  Investment advisory fees................      915,949          158,412          326,570            251
  Administration fees.....................      228,989           39,603           81,643             --
  Administrative services fees............       48,699               --           17,635             --
  12b-1 fees..............................           --               --               --            502
  Accounting fees.........................       49,587           17,661           19,948             --
  Legal & audit fees......................       31,454            4,969           14,436             --
  Transfer agent fees.....................       14,945           12,143           13,174            536
  Other expenses..........................       49,428           15,573           21,443            117
                                            -----------       ----------      -----------     ----------
  Total Expenses before voluntary fee
     reductions...........................    1,339,051          248,361          494,849          1,406
     Less: Expenses voluntarily reduced...     (511,405)         (88,447)        (182,335)          (100)
                                            -----------       ----------      -----------     ----------
  Net Expenses............................      827,646          159,914          312,514          1,306
                                            -----------       ----------      -----------     ----------
  Net Investment Income...................    9,379,236        1,474,856        2,394,918          3,805
                                            -----------       ----------      -----------     ----------
REALIZED/UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains/(losses) on
     investment transactions..............   (7,724,420)        (150,266)      (3,818,190)        12,258
  Net change in unrealized appreciation/
     (depreciation) of investments........     (884,018)        (545,844)         335,243         (5,807)
                                            -----------       ----------      -----------     ----------
  Net realized/unrealized gains/(losses)
     on investments.......................   (8,608,438)        (696,110)      (3,482,947)         6,451
                                            -----------       ----------      -----------     ----------
  Change in net assets resulting from
     operations...........................  $   770,798       $  778,746      $(1,088,029)    $   10,256
                                            ===========       ==========      ===========     ==========

                       See notes to financial statements.

GOVERNOR FUNDS

                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                                              LIFESTYLE                 U.S. TREASURY
                                              MODERATE     LIFESTYLE     OBLIGATIONS       PRIME
                                               GROWTH        GROWTH     MONEY MARKET    MONEY MARKET
                                                FUND          FUND          FUND            FUND
                                             -----------   ----------   -------------   ------------
INVESTMENT INCOME:
  Interest income..........................  $        --   $       --    $   480,100     $7,794,975
  Dividend income..........................       14,730        9,736          5,288          8,364
                                             -----------   ----------    -----------     ----------
     Total Investment Income...............       14,730        9,736        485,388      7,803,339
                                             -----------   ----------    -----------     ----------
EXPENSES:
  Investment advisory fees.................          763          462         38,717        568,805
  Administration fees......................           --           --         14,519        213,303
  Administrative services fees.............           --           --          1,936         74,936
  12b-1 fees...............................        1,526          923             --             --
  Accounting fees..........................           --           --         16,619         46,914
  Legal & audit fees.......................           --           --          5,163         26,236
  Transfer agent fees......................        1,598          939         12,389         43,471
  Other expenses...........................          418          302          1,777          5,548
                                             -----------   ----------    -----------     ----------
  Total Expenses before voluntary fee
     reductions............................        4,305        2,626         91,120        979,213
     Less: Expenses voluntarily reduced....         (305)        (184)       (22,746)      (334,174)
                                             -----------   ----------    -----------     ----------
  Net Expenses.............................        4,000        2,442         68,374        645,039
                                             -----------   ----------    -----------     ----------
  Net Investment Income....................       10,730        7,294        417,014      7,158,300
                                             -----------   ----------    -----------     ----------
REALIZED/UNREALIZED GAINS/(LOSSES) ON
  INVESTMENTS:
  Net realized gains on investment
     transactions..........................       61,293       41,117             --             --
  Net change in unrealized depreciation of
     investments...........................      (19,800)      (4,956)            --             --
                                             -----------   ----------    -----------     ----------
  Net realized/unrealized gains on
     investments...........................       41,493       36,161             --             --
                                             -----------   ----------    -----------     ----------
  Change in net assets resulting from
     operations............................  $    52,223   $   43,455    $   417,014     $7,158,300
                                             ===========   ==========    ===========     ==========

                       See notes to financial statements.

GOVERNOR FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 ESTABLISHED                   AGGRESSIVE
                                                 GROWTH FUND                   GROWTH FUND
                                         ---------------------------   ---------------------------
                                           FOR THE                       FOR THE
                                          SIX MONTHS                    SIX MONTHS
                                            ENDED         FOR THE         ENDED         FOR THE
                                         DECEMBER 31,    YEAR ENDED    DECEMBER 31,    YEAR ENDED
                                             1999         JUNE 30,         1999         JUNE 30,
                                         (UNAUDITED)        1999       (UNAUDITED)        1999
                                         ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss).........  $    179,650   $  1,034,161   $   (107,522)  $    (58,101)
  Net realized gains on investment
     transactions......................    41,969,715     24,578,381     14,170,604     10,181,975
  Net change in unrealized
     appreciation/ (depreciation) of
     investments.......................   (15,997,359)    12,590,276     (5,455,090)     1,881,793
                                         ------------   ------------   ------------   ------------
  Net increase in net assets resulting
     from operations...................    26,152,006     38,202,818      8,607,992     12,005,667
                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........      (182,697)    (1,032,871)            --             --
  In excess of net investment income...            --             --             --       (105,843)
  From net realized gains on
     investments.......................   (54,637,729)    (6,183,277)   (18,983,848)    (4,572,481)
                                         ------------   ------------   ------------   ------------
  Change in net assets from shareholder
     distributions.....................   (54,820,426)    (7,216,148)   (18,983,848)    (4,678,324)
                                         ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........    24,719,910     29,313,640     32,970,508     26,556,930
  Dividends reinvested.................    53,892,601      1,760,051     18,728,504      1,516,422
  Cost of shares redeemed..............   (39,269,606)   (60,435,568)   (42,354,203)   (31,500,681)
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................    39,342,905    (29,361,877)     9,344,809     (3,427,329)
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS...................    10,674,485      1,624,793     (1,031,047)     3,900,014
NET ASSETS:
  Beginning of period..................   260,437,070    258,812,277    139,511,609    135,611,595
                                         ------------   ------------   ------------   ------------
  End of period........................  $271,111,555   $260,437,070   $138,480,562   $139,511,609
                                         ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued...............................     1,749,196      2,116,552      3,014,060      2,621,388
  Reinvested...........................     4,241,724        127,638      1,936,764        147,909
  Redeemed.............................    (2,763,961)    (4,248,252)    (3,816,570)    (3,042,992)
                                         ------------   ------------   ------------   ------------
Change in shares.......................     3,226,959     (2,004,062)     1,134,254       (273,695)
                                         ============   ============   ============   ============

                       See notes to financial statements.

GOVERNOR FUNDS

                                                  EMERGING                    INTERNATIONAL
                                                 GROWTH FUND                   EQUITY FUND
                                         ---------------------------   ---------------------------
                                           FOR THE                       FOR THE
                                          SIX MONTHS                    SIX MONTHS
                                            ENDED         FOR THE         ENDED         FOR THE
                                         DECEMBER 31,   PERIOD ENDED   DECEMBER 31,   PERIOD ENDED
                                             1999         JUNE 30,         1999         JUNE 30,
                                         (UNAUDITED)       1999*       (UNAUDITED)       1999*
                                         ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss).........  $    (39,856)  $     (1,899)  $     15,104   $    405,453
  Net realized gains on investment
     transactions......................       393,288        484,120        988,499         68,534
  Net change in unrealized
     appreciation/(depreciation) of
     investments and translation of
     assets and liabilities in foreign
     currencies........................      (361,695)     1,243,609      7,043,487      1,634,421
                                         ------------   ------------   ------------   ------------
  Net increase/(decrease) in net assets
     resulting from operations.........        (8,263)     1,725,830      8,047,090      2,108,408
                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........            --        (46,465)            --             --
  In excess of net investment income...            --             --       (511,261)            --
  From net realized gains on
     investments.......................      (456,341)       (22,739)    (1,046,422)            --
                                         ------------   ------------   ------------   ------------
  Change in net assets from shareholder
     distributions.....................      (456,341)       (69,204)    (1,557,683)            --
                                         ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........       485,120      8,975,061      3,742,939     40,525,924
  Dividends reinvested.................       391,298         14,626        177,070             --
  Cost of shares redeemed..............      (566,793)      (719,697)    (3,828,124)    (3,128,752)
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................       309,625      8,269,990     (3,559,169)    37,397,172
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS...................      (154,979)     9,926,616      2,930,238     39,505,580
NET ASSETS:
  Beginning of period..................     9,926,616             --     39,505,580             --
                                         ------------   ------------   ------------   ------------
  End of period........................  $  9,771,637   $  9,926,616   $ 42,435,818   $ 39,505,580
                                         ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued...............................        43,263        896,222        338,225      4,030,322
  Reinvested...........................        36,400          1,360         15,895             --
  Redeemed.............................       (49,992)       (69,086)      (347,161)      (301,058)
                                         ------------   ------------   ------------   ------------
Change in shares.......................        29,671        828,496          6,959      3,729,264
                                         ============   ============   ============   ============

---------------

* Commencement of operations of the Emerging Growth Fund and the International Equity Fund was July 1, 1998 and February 9, 1999, respectively.

                       See notes to financial statements.

GOVERNOR FUNDS

                                                                            LIMITED DURATION
                                              INTERMEDIATE TERM                GOVERNMENT
                                                 INCOME FUND                 SECURITIES FUND
                                         ---------------------------   ---------------------------
                                           FOR THE                       FOR THE
                                          SIX MONTHS                    SIX MONTHS
                                            ENDED         FOR THE         ENDED         FOR THE
                                         DECEMBER 31,    YEAR ENDED    DECEMBER 31,    YEAR ENDED
                                             1999         JUNE 30,         1999         JUNE 30,
                                         (UNAUDITED)        1999       (UNAUDITED)        1999
                                         ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................  $  9,379,236   $ 17,720,374   $  1,474,856   $  2,291,433
  Net realized losses on investment
     transactions......................    (7,724,420)    (3,585,583)      (150,266)      (623,703)
  Net change in unrealized depreciation
     of investments....................      (884,018)   (12,283,842)      (545,844)      (150,654)
                                         ------------   ------------   ------------   ------------
  Net increase in net assets resulting
     from operations...................       770,798      1,850,949        778,746      1,517,076
                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........    (9,373,786)   (17,714,534)    (1,469,102)    (2,296,318)
  From net realized gains on
     investments.......................            --     (3,274,801)            --        (13,860)
                                         ------------   ------------   ------------   ------------
  Change in net assets from shareholder
     distributions.....................    (9,373,786)   (20,989,335)    (1,469,102)    (2,310,178)
                                         ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........    28,141,736     88,095,203      8,237,053     37,267,026
  Dividends reinvested.................     2,638,635      2,942,950        173,002        149,304
  Cost of shares redeemed..............   (50,810,122)   (41,483,981)    (7,679,675)   (13,942,370)
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................   (20,029,751)    49,554,172        730,380     23,473,960
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS...................   (28,632,739)    30,415,786         40,024     22,680,858
NET ASSETS:
  Beginning of period..................   305,980,525    275,564,739     52,040,847     29,359,989
                                         ------------   ------------   ------------   ------------
  End of period........................  $277,347,786   $305,980,525   $ 52,080,871   $ 52,040,847
                                         ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued...............................     2,997,819      8,809,597        841,120      3,734,444
  Reinvested...........................       280,846        296,108         17,684         15,031
  Redeemed.............................    (5,435,367)    (4,165,244)      (784,661)    (1,400,696)
                                         ------------   ------------   ------------   ------------
Change in shares.......................    (2,156,702)     4,940,461         74,143      2,348,779
                                         ============   ============   ============   ============

                       See notes to financial statements.

GOVERNOR FUNDS

                                                                                LIFESTYLE
                                           PENNSYLVANIA MUNICIPAL             CONSERVATIVE
                                                  BOND FUND                    GROWTH FUND
                                         ---------------------------   ---------------------------
                                           FOR THE                       FOR THE
                                          SIX MONTHS                    SIX MONTHS
                                            ENDED         FOR THE         ENDED         FOR THE
                                         DECEMBER 31,    YEAR ENDED    DECEMBER 31,   PERIOD ENDED
                                             1999         JUNE 30,         1999         JUNE 30,
                                         (UNAUDITED)        1999       (UNAUDITED)       1999*
                                         ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................  $  2,394,918   $  5,125,738   $     12,258   $        619
  Net realized gains/(losses) on
     investment transactions...........    (3,818,190)       472,648         (5,807)             6
  Net change in unrealized
     appreciation/(depreciation) of
     investments.......................       335,243     (3,417,082)        10,256          1,249
                                         ------------   ------------   ------------   ------------
  Net increase/(decrease) in net assets
     resulting from operations.........    (1,088,029)     2,181,304         16,707          1,874
                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........    (2,396,993)    (5,259,960)            --           (610)
  From net realized gains/(losses) on
     investments.......................       (88,712)      (735,831)        (3,897)            --
                                         ------------   ------------   ------------   ------------
  Change in net assets from shareholder
     distributions.....................    (2,485,705)    (5,995,791)        (3,897)          (610)
                                         ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........     6,466,684     31,772,680         89,860        148,755
  Dividends reinvested.................        93,231        117,634          1,799            100
  Cost of shares redeemed..............   (40,727,850)   (34,868,136)        (7,676)            --
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................   (34,167,935)    (2,977,822)        78,106        148,855
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS...................   (37,741,669)    (6,792,309)        90,916        150,119
NET ASSETS:
  Beginning of period..................   111,892,841    118,685,150        150,119             --
                                         ------------   ------------   ------------   ------------
  End of period........................  $ 74,151,172   $111,892,841   $    241,035   $    150,119
                                         ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued...............................       650,372      3,054,131          8,931         14,773
  Reinvested...........................         9,388         11,314            180             10
  Redeemed.............................    (4,148,780)    (3,354,136)          (771)            --
                                         ------------   ------------   ------------   ------------
Change in shares.......................    (3,489,020)      (288,691)         8,340         14,783
                                         ============   ============   ============   ============

---------------
* Commencement of operations of the Lifestyle Conservative Growth Fund was February 3, 1999.

                       See notes to financial statements.

GOVERNOR FUNDS

                                                  LIFESTYLE                      LIFESTYLE
                                                   MODERATE                        GROWTH
                                                 GROWTH FUND                        FUND
                                         ----------------------------   ----------------------------
                                           FOR THE                        FOR THE
                                          SIX MONTHS                     SIX MONTHS
                                            ENDED          FOR THE         ENDED          FOR THE
                                         DECEMBER 31,   PERIOD ENDED    DECEMBER 31,   PERIOD ENDED
                                             1999         JUNE 30,          1999         JUNE 30,
                                         (UNAUDITED)        1999*       (UNAUDITED)        1999*
                                         ------------   -------------   ------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................  $     10,730   $        739    $      7,294   $         32
  Net realized gains on investment
     transactions......................        61,293            192          41,117             12
  Net change in unrealized
     appreciation/(depreciation) of
     investments.......................       (19,800)         8,462          (4,956)        10,679
                                         ------------   ------------    ------------   ------------
  Net increase in net assets resulting
     from operations...................        52,223          9,393          43,455         10,723
                                         ------------   ------------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........       (10,781)          (689)         (7,294)           (95)
  From net realized gains on
     investments.......................          (375)            --            (100)            --
                                         ------------   ------------    ------------   ------------
  Change in net assets from shareholder
     distributions.....................       (11,156)          (689)         (7,394)           (95)
                                         ------------   ------------    ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........       565,001        285,686         413,120        207,387
  Dividends reinvested.................         3,241            258             635             95
  Cost of shares redeemed..............       (25,467)        (9,606)        (11,427)          (298)
                                         ------------   ------------    ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................       542,775        276,338         402,328        207,184
                                         ------------   ------------    ------------   ------------
CHANGE IN NET ASSETS...................       583,842        285,042         438,389        217,812
NET ASSETS:
  Beginning of period..................       285,042             --         217,812             --
                                         ------------   ------------    ------------   ------------
  End of period........................  $    868,884   $    285,042    $    656,201   $    217,812
                                         ============   ============    ============   ============
SHARE TRANSACTIONS:
  Issued...............................        53,642         27,887          38,393         20,235
  Reinvested...........................           313             26              60              9
  Redeemed.............................        (2,422)          (928)         (1,039)           (29)
                                         ------------   ------------    ------------   ------------
Change in shares.......................        51,533         26,985          37,414         20,215
                                         ============   ============    ============   ============

---------------
* Commencement of operations of the Lifestyle Moderate Growth Fund and the Lifestyle Growth Fund was February 4, 1999 and February 18, 1999, respectively.

                       See notes to financial statements.

GOVERNOR FUNDS

                                          U.S. TREASURY OBLIGATIONS            PRIME MONEY
                                              MONEY MARKET FUND                MARKET FUND
                                         ---------------------------   ---------------------------
                                           FOR THE                       FOR THE
                                          SIX MONTHS                    SIX MONTHS
                                            ENDED         FOR THE         ENDED         FOR THE
                                         DECEMBER 31,    YEAR ENDED    DECEMBER 31,    YEAR ENDED
                                             1999         JUNE 30,         1999         JUNE 30,
                                         (UNAUDITED)        1999       (UNAUDITED)       1999*
                                         ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................  $    417,014   $    914,884   $  7,158,300   $ 11,840,184
  Net realized losses on investment
     transactions......................            --             --             --           (940)
  Net change in unrealized depreciation
     of investments....................            --            (25)            --             --
                                         ------------   ------------   ------------   ------------
  Net increase/(decrease) in net assets
     resulting from operations.........       417,014        914,859      7,158,300     11,839,244
                                         ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........      (417,014)      (914,884)            --             --
     Investor Shares...................            --             --     (7,122,706)   (11,837,016)
     S Shares..........................            --             --        (35,594)        (3,168)
                                         ------------   ------------   ------------   ------------
  Change in net assets from shareholder
     distributions.....................      (417,014)      (914,884)    (7,158,300)   (11,840,184)
                                         ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..........    18,509,607     38,220,231             --             --
  Dividends reinvested.................        50,943        215,526             --             --
  Cost of shares redeemed..............   (17,638,479)   (42,380,450)            --             --
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.........................       922,071     (3,944,693)    59,933,227     44,386,323
                                         ------------   ------------   ------------   ------------
CHANGE IN NET ASSETS**.................       922,071     (3,944,718)    59,933,227     44,385,383
NET ASSETS:
  Beginning of period..................    19,574,943     23,519,661    262,246,207    217,860,824
                                         ------------   ------------   ------------   ------------
  End of period........................  $ 20,497,014   $ 19,574,943   $322,179,434   $262,246,207
                                         ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued...............................    18,509,607     38,220,231             --             --
  Reinvested...........................        50,943        215,526             --             --
  Redeemed.............................   (17,638,479)   (42,380,450)            --             --
                                         ------------   ------------   ------------   ------------
Change in shares**.....................       922,071     (3,944,693)    59,933,227     44,386,323
                                         ============   ============   ============   ============

---------------
* Effective April 19, 1999, the Fund designated the existing shares as Investor Shares and commenced the offering of S Shares.
**Represents combination of Investor Shares and S Shares from Prime Money Market information.

                       See notes to financial statements.

GOVERNOR FUNDS
ESTABLISHED GROWTH FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (98.7%):
Aerospace/Defense--Equipment (3.2%):
   18,750 Honeywell International,
            Inc.........................  $  1,081,641
  110,000 Loral Space & Communications
            Ltd. (b)....................     2,674,375
   65,000 Textron, Inc..................     4,984,687
                                          ------------
                                             8,740,703
                                          ------------
Agriculture (0.9%):
   70,000 Monsanto Corp.................     2,493,750
                                          ------------
Automotive (1.7%):
   58,000 DaimlerChrysler AG............     4,538,500
                                          ------------
Automotive Parts (0.8%):
   29,800 Autoliv, Inc..................       871,650
   45,000 Dana Corp.....................     1,347,188
                                          ------------
                                             2,218,838
                                          ------------
Banks (2.2%):
   50,000 First Union Corp..............     1,640,625
  110,000 Wells Fargo Co................     4,448,125
                                          ------------
                                             6,088,750
                                          ------------
Beverages (2.1%):
  100,000 Coca-Cola Co..................     5,825,000
                                          ------------
Chemicals (1.4%):
   60,000 Hercules, Inc.................     1,672,500
   50,000 Rohm and Haas Co..............     2,034,375
                                          ------------
                                             3,706,875
                                          ------------
Computer Networks (3.7%):
  130,000 Sun Microsystems, Inc. (b)....    10,066,875
                                          ------------
Computer Software (10.0%):
   80,000 America Online, Inc...........     6,034,999
   60,000 Automatic Data Processing,
            Inc.........................     3,232,500
   42,000 Citrix Systems, Inc. (b)......     5,166,000
   80,000 Computer Associates
            International, Inc..........     5,595,000
  150,000 Compuware Corp. (b)...........     5,587,500
    3,000 Intertrust Technologies
            Corp........................       352,875
   10,000 Lycos, Inc. (b)...............       795,625
                                          ------------
                                            26,764,499
                                          ------------
Computers--Main & Mini (2.8%):
  100,000 Compaq Computer Corp..........     2,706,250
   75,000 EMC Corp......................     8,193,750
   45,000 International Business
            Machines Corp...............     4,860,000
                                          ------------
                                            15,760,000
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
Cosmetics/Personal Care (3.2%):
   80,000 Procter & Gamble Co...........  $  8,765,000
                                          ------------
Diversified/Conglomerate (4.0%):
   70,000 General Electric Co...........    10,832,500
                                          ------------
Electronic Components (7.4%):
   10,000 Analog Devices................       930,000
   20,000 Micron Technology, Inc........     1,555,000
   50,000 Motorola, Inc.................     7,362,500
   75,000 Texas Instruments, Inc........     7,265,625
  100,000 Nortel Networks Corp..........    10,100,000
                                          ------------
                                            27,213,125
                                          ------------
Electronics (3.0%):
   10,000 Solectron Corp. (b)...........       951,250
                                          ------------
Financial Services (9.0%):
  120,000 Capital One Financial Corp....     5,782,500
  100,000 Fannie Mae....................     6,243,750
   85,000 Morgan Stanley Dean Witter
            Discover & Co...............    12,133,749
                                          ------------
                                            24,159,999
                                          ------------
Food Processing & Packaging (1.0%):
  120,000 ConAgra, Inc..................     2,707,500
                                          ------------
Furniture & Furnishings (1.8%):
   35,000 Armstrong World Industries,
            Inc.........................     1,168,125
  110,000 Lancaster Colony Corp.........     3,643,750
                                          ------------
                                             4,811,875
                                          ------------
Leisure (0.7%):
   40,000 Carnival Corp., CL A..........     1,912,500
                                          ------------
Medical--Hospital Management Services
  (0.1%):
  140,000 Genesis Health Ventures, Inc.
            (b).........................       288,750
                                          ------------
Medical Instruments (2.6%):
  190,000 Medtronic, Inc................     6,923,125
                                          ------------
Medical--Health Management Organization
  (1.2%):
   60,000 UnitedHealth Group............     3,187,500
                                          ------------
Mining (0.5%):
   30,000 Potash Corp. of Saskatchewan,
            Inc.........................     1,445,625
                                          ------------
Oil & Gas (4.5%):
  140,000 Coastal Corp..................     4,961,250
   90,809 Exxon Mobil Corp..............     7,315,800
   50,000 El Paso Energy Corp...........     1,940,625
                                          ------------
                                            14,217,675
                                          ------------

                                   Continued

GOVERNOR FUNDS
ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
Pharmaceuticals (8.2%):
   40,000 Forest Labs, Inc. (b).........  $  2,457,500
   65,000 Johnson & Johnson.............     6,053,124
   45,000 Lilly (Eli) & Co..............     2,992,500
   51,000 Merck & Co., Inc..............     3,420,188
   70,000 Schering-Plough Corp..........     2,953,125
   51,000 Warner Lambert Co.............     4,178,813
                                          ------------
                                            22,055,250
                                          ------------
Restaurants (1.0%):
  130,000 Wendy's International, Inc....     2,681,250
                                          ------------
Retail (1.0%):
   25,000 Circuit City Stores, Inc......     1,126,563
   50,000 Walgreens Co..................     1,462,500
                                          ------------
                                             2,589,063
                                          ------------
Retail--Apparel (2.5%):
  150,000 Gap, Inc......................     6,900,000
                                          ------------
Telecommunications (6.2%):
  130,000 Sprint Corp. FON Group........     8,750,625
   30,000 Sprint Corp. PCS Group (b)....     3,075,000
  100,000 Vodafone Group PLC, ADR.......     4,950,000
                                          ------------
                                            16,775,625
                                          ------------
Telecommunications-Services and
  Equipment (2.2%):
   15,000 Allegiance Telecom, Inc.
            (b).........................     1,383,750
   55,000 Broadwing, Inc................     2,028,125
   45,000 McLeod USA, Inc. (b)..........     2,649,375
                                          ------------
                                             6,061,250
                                          ------------
Textile (1.1%):
  250,000 Unifi, Inc....................     3,078,125
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
Tools (1.2%):
   70,000 Danaher Corp..................  $  3,377,500
                                          ------------
Transportation (0.1%):
   15,000 Burlington Northern Santa Fe
            Corp........................       363,750
                                          ------------
Utilities--Gas & Pipeline (1.8%):
  160,000 Williams Cos., Inc............     4,890,000
                                          ------------
Utilities--Telephone (1.9%):
   97,500 MCI Worldcom, Inc.............     5,173,594
                                          ------------
    Total Common Stocks.................   267,565,621
                                          ------------
INVESTMENT COMPANY SECURITIES (1.3%):
   16,600 Federated Government
            Obligation Fund.............        16,600
2,617,776 Federated Prime Obligation
            Fund........................     2,617,777
1,004,232 Governor Prime Money Market
            Fund........................     1,004,232
        2 Governor U.S. Treasury
            Obligations Money Market
            Fund........................             2
                                          ------------
        Total Investment Company
        Securities......................     3,638,611
                                          ------------
DAILY SWEEP VEHICLE (0.0%):
      271 Bank of New York Cash Sweep...           271
                                          ------------
    Total Daily Sweep Vehicle...........           271
                                          ------------
    Total Investments
      (Cost $138,652,245)
      (a)--100.03%......................   271,204,503
    Liabilities in excess of other
  assets--(.03)%........................      (92,948)
                                          ------------
    TOTAL NET ASSETS--100.0%............  $271,111,555
                                          ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $141,283,791
         Unrealized depreciation.........................    (8,731,533)
                                                           ------------
         Net unrealized appreciation.....................  $132,552,258
                                                           ============

(b) Represents non-income producing securities.

ADR  -- American Depository Receipt
AG   -- Company (Austria, Germany, Switzerland)

                       See notes to financial statements.

GOVERNOR FUNDS
AGGRESSIVE GROWTH FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (92.2%):
Aerospace/Defense--Equipment (3.0%):
   75,000 Cordant Technologies, Inc.....  $  2,475,000
   30,000 Northrop Grumman Corp.........     1,621,875
                                          ------------
                                             4,096,875
                                          ------------
Automotive Parts (3.1%):
  110,000 Gentex Corp. (b)..............     3,052,500
  100,000 Mascotech, Inc................     1,268,750
                                          ------------
                                             4,321,250
                                          ------------
Banks (1.4%):
  100,000 Amsouth Bancorporation........     1,931,250
                                          ------------
Capital Goods (1.3%):
   20,000 Illinois Tool Works, Inc......     1,351,250
   70,000 Lydall, Inc. (b)..............       463,750
                                          ------------
                                             1,815,000
                                          ------------
Chemicals (4.7%):
  130,000 Airgas, Inc. (b)..............     1,235,000
   90,000 Lesco, Inc....................     1,530,000
  100,000 RPM, Inc./Ohio................     1,018,750
   65,000 Valspar Corp..................     2,721,875
                                          ------------
                                             6,505,625
                                          ------------
Communication--Equipment (0.2%):
  100,000 Transcrypt International, Inc.
            (b).........................       300,000
                                          ------------
Computer Networks (3.7%):
  210,000 Computer Network Tech Corp.
            (b).........................     4,816,875
   30,000 FVC.com, Inc. (b).............       350,625
                                          ------------
                                             5,167,500
                                          ------------
Computer Software (14.9%):
   95,000 Affiliated Computer Services,
            Inc. (b)....................     4,369,999
  100,000 Ansys, Inc. (b)...............     1,100,000
   50,000 Applied Graphics Technologies,
            Inc. (b)....................       431,250
   60,000 AXENT Technologies, Inc.
            (b).........................     1,260,000
  100,000 Compuware Corp. (b)...........     3,725,000
   15,000 Diversinet Corp. (b)..........       330,000
  105,000 Drexler Technology Corp.
            (b).........................     1,023,750
   50,000 RSA Security, Inc. (b)........     3,875,000
   25,000 Symantec Corp. (b)............     1,465,625
  100,000 Systems & Computer Technology
            Corp. (b)...................     1,625,000
   35,000 Wind River Systems (b)........     1,286,250
                                          ------------
                                            20,491,874
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
Computers (4.0%):
   75,000 Computer Horizons Corp. (b)...  $  1,214,063
  150,000 Hutchinson Technology, Inc.
            (b).........................     3,187,500
   22,500 RadiSys Corp. (b).............     1,147,500
                                          ------------
                                             5,549,063
                                          ------------
Educational Services (3.2%):
   50,000 DBT Online, Inc. (b)..........     1,218,750
  130,000 DeVry, Inc. (b)...............     2,421,250
   60,000 Modis Professional Services,
            Inc. (b)....................       855,000
                                          ------------
                                             4,495,000
                                          ------------
Electrical Equipment (4.7%):
   90,000 C-Cube Microsystems, Inc.
            (b).........................     5,602,500
   70,000 Cirrus Logic, Inc. (b)........       931,875
                                          ------------
                                             6,534,375
                                          ------------
Electronic Components (2.2%):
   55,000 ATMI, Inc. (b)................     1,818,438
   40,000 Coherent, Inc. (b)............     1,070,000
    3,000 SBS Technologies, Inc. (b)....       109,500
                                          ------------
                                             2,997,938
                                          ------------
Financial Services (1.5%):
   70,000 Financial Federal Corp. (b)...     1,596,875
   82,500 Willis Lease Finance Corp.
            (b).........................       531,094
                                          ------------
                                             2,127,969
                                          ------------
Financial-Securities Brokers (3.0%):
   90,000 Legg Mason, Inc...............     3,262,500
   50,000 United Asset Management
            Corp........................       928,125
                                          ------------
                                             4,190,625
                                          ------------
Food & Related (3.2%):
   95,000 U.S. Foodservice (b)..........     1,591,250
   60,000 Whole Foods Market, Inc.
            (b).........................     2,782,500
                                          ------------
                                             4,373,750
                                          ------------
Furniture & Furnishings (2.9%):
   20,000 American Woodmark Corp........       485,000
   90,000 Bush Industries, Inc..........     1,546,875
   95,000 Leggett & Platt, Inc..........     2,036,563
                                          ------------
                                             4,068,438
                                          ------------
Homebuilders--Mobile Homes (3.0%):
   40,000 Fleetwood Enterprises, Inc....       825,000
   90,000 Monaco Coach Corp. (b)........     2,300,625
   50,000 Winnebago Industries, Inc.....     1,003,125
                                          ------------
                                             4,128,750
                                          ------------

                                   Continued

GOVERNOR FUNDS
AGGRESSIVE GROWTH FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
Household Products (0.6%):
   50,000 Tupperware Corp...............  $    846,875
                                          ------------
Insurance (1.6%):
   35,000 Arthur J. Gallagher &
            Company.....................     2,266,250
                                          ------------
Machinery & Equipment (2.2%):
  130,000 Flow International Corp.
            (b).........................     1,478,750
  210,000 PSC, Inc. (b).................     1,548,750
                                          ------------
                                             3,027,500
                                          ------------
Medical--Biotechnology (2.9%):
   50,600 Chirex, Inc. (b)..............       740,025
   30,000 Incyte Pharmaceuticals, Inc.
            (b).........................     1,800,000
  200,000 Integra Lifesciences Corp.
            (b).........................     1,181,250
   60,000 Interneuron Pharmaceuticals,
            Inc. (b)....................       343,125
                                          ------------
                                             4,064,400
                                          ------------
Medical--Hospital Management Services (1.0%):
   50,000 Cerner Corp. (b)..............       984,375
  200,000 Genesis Health Ventures, Inc.
            (b).........................       412,500
                                          ------------
                                             1,396,875
                                          ------------
Medical Equipment & Supplies (10.7%):
   60,000 Alkermes, Inc. (b)............     2,947,500
   85,000 Colorado Medtech, Inc. (b)....       680,000
  140,000 Mentor Corp. Minnesota........     3,613,750
   70,000 St. Jude Medical, Inc. (b)....     2,148,125
  140,000 Syncor International Corp.
            (b).........................     4,077,499
   25,000 VISX, Inc. (b)................     1,293,750
                                          ------------
                                            14,760,624
                                          ------------
Oil & Gas (2.1%):
   50,000 Evergreen Resources, Inc.
            (b).........................       987,499
   55,000 Forest Oil Corp. (b)..........       725,313
  100,000 Patina Oil & Gas Corp.........       862,500
  123,000 Range Resources Corp..........       392,063
                                          ------------
                                             2,967,375
                                          ------------
Technology Equipment (4.9%):
   75,000 CFM Technologies, Inc. (b)....       726,563
   70,000 Credence Systems Corp. (b)....     6,054,999
                                          ------------
                                             6,781,562
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
Telecommunication--Equipment (2.9%):
  140,000 Digi International, Inc.
            (b).........................  $  1,461,250
   55,000 ECI Telecommunications,
            Ltd.........................     1,739,375
   50,000 Telxon Corp...................       800,000
                                          ------------
                                             4,000,625
                                          ------------
Telecommunications--Services and Equipment (0.2%):
   50,000 PictureTel Corp. (b)..........       215,625
                                          ------------
Textile (1.7%):
  190,000 Unifi, Inc. (b)...............     2,339,375
                                          ------------
Utilities--Electric (1.4%):
  110,000 Trigen Energy Corp............     1,911,250
                                          ------------
    Total Common Stocks.................   127,673,618
                                          ------------
INVESTMENT COMPANY SECURITIES (3.9%):
  213,561 Federated Government
            Obligation Fund.............       213,561
4,162,253 Federated Prime Obligation
            Fund........................     4,162,253
  570,933 Governor Prime Money Market
            Fund........................       570,933
  476,824 Governor U.S. Treasury
            Obligations Money Market
            Fund........................       476,824
                                          ------------
    Total Investment Company
    Securities..........................     5,423,571
                                          ------------
REPURCHASE AGREEMENTS (3.6%):
5,000,000 Lehman Brothers, dated
            12/31/99, 2.99%, matures
            1/3/00, Proceeds at maturity
            $5,001,245 (Collateralized
            by 5,120,000 Fannie Mae,
            0.00%, 1/27/00, market value
            = $5,100,032)...............     5,000,000
                                          ------------
    Total Repurchase Agreements.........     5,000,000
                                          ------------
    Total (Cost $96,437,961)
    (a)--99.7%..........................   138,097,189
    Other assets in excess of
  liabilities--.03%.....................       383,373
                                          ------------
      TOTAL NET ASSETS--100.0%..........  $138,480,562
                                          ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 55,923,001
         Unrealized depreciation.........................   (14,263,773)
                                                           ------------
         Net unrealized appreciation.....................  $ 41,659,228
                                                           ============

(b) Represents non-income producing securities.

                       See notes to financial statements.

GOVERNOR FUNDS
EMERGING GROWTH FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (91.3%):
Automotive Parts (5.1%):
   15,000 Impco Technologies, Inc.
            (b).........................  $    209,063
    9,000 Strattec Security Corp. (b)...       291,375
                                          ------------
                                               500,438
                                          ------------
Commercial Services (0.9%):
    5,000 RCM Technologies, Inc. (b)....        86,250
                                          ------------
Computer Software (10.7%):
   18,000 Advanced Communications
            Systems, Inc. (b)...........       344,249
   15,000 AXENT Technologies, Inc.
            (b).........................       315,000
    4,000 SPSS, Inc. (b)................       101,000
   17,500 Systems & Computer Technology
            Corp. (b)...................       284,375
                                          ------------
                                             1,044,624
                                          ------------
Construction Materials (4.0%):
   15,500 Dayton Superior Corp. (b).....       251,875
    6,500 LSI Industries, Inc...........       140,563
                                          ------------
                                               392,438
                                          ------------
Containers (2.0%):
    9,000 Mobile Mini, Inc. (b).........       193,500
                                          ------------
Educational Services (2.1%):
   24,000 Quest Education Corp. (b).....       210,000
                                          ------------
Electronic Components (8.4%):
   12,500 Aavid Thermal Technologies,
            Inc. (b)....................       307,031
   12,500 Parlex Corp. (b)..............       328,906
    5,000 SBS Technologies, Inc. (b)....       182,500
                                          ------------
                                               818,437
                                          ------------
Financial Services (7.1%):
   17,500 Financial Federal Corp. (b)...       399,218
    6,500 Linc Capital, Inc. (b)........        30,875
   10,000 Medallion Financial Corp......       179,375
   13,000 Willis Lease Finance Corp.
            (b).........................        83,688
                                          ------------
                                               693,156
                                          ------------
Furniture & Furnishings (3.4%):
   10,000 American Woodmark Corp........       242,500
    5,000 CompX International, Inc......        91,875
                                          ------------
                                               334,375
                                          ------------
Insurance (1.4%):
   25,000 Gainsco, Inc..................       134,375
                                          ------------
Leisure (0.3%):
    6,000 Brass Eagle, Inc. (b).........        30,000
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
Machinery & Equipment (4.8%):
   20,000 A.S.V., Inc. (b)..............  $    272,500
    2,500 Applied Science & Technology
            (b).........................        83,086
   25,000 Lancer Corp. (b)..............       115,625
                                          ------------
                                               471,211
                                          ------------
Manufacturing (2.9%):
   20,000 Koala Corp. (b)...............       280,000
                                          ------------
Medical--Biotechnology (1.3%):
    8,500 Neose Technologies, Inc.
            (b).........................       122,188
                                          ------------
Medical Equipment & Supplies (15.7%):
   20,000 Colorado Medtech, Inc. (b)....       160,000
   30,000 Endocardial Solutions, Inc.
            (b).........................       262,500
   22,000 ICU Medical, Inc. (b).........       335,500
   10,000 Merdian Diagnostics, Inc......        72,500
   15,000 Sterile Recoveries, Inc.
            (b).........................       103,125
    8,000 Surmodics, Inc. (b)...........       240,000
   12,500 Syncor International Corp.
            (b).........................       364,062
                                          ------------
                                             1,537,687
                                          ------------
Medical Services (2.6%):
   10,000 Hooper Holmes, Inc............       257,500
                                          ------------
Metal Fabricate/Hardware (1.0%):
   15,000 Sun Hydraulics Corp...........        97,500
                                          ------------
Oil & Gas (4.6%):
   15,000 Evergreen Resources, Inc.
            (b).........................       296,250
   14,000 Patina Oil & Gas Corp.........       120,750
   10,000 Range Resources Corp..........        31,875
                                          ------------
                                               448,875
                                          ------------
Pharmaceuticals (1.9%):
   12,500 Chirex, Inc. (b)..............       182,813
                                          ------------
Real Estate Investment Trust (0.7%):
   11,000 ElderTrust....................        67,375
                                          ------------
Recreational Vehicles (2.5%):
   12,500 National RV Holdings, Inc.
            (b).........................       240,625
                                          ------------
Restaurants (2.1%):
   25,000 Taco Cabana--Cl A (b).........       203,125
                                          ------------
Retail--Special Line (1.7%):
   10,000 Hibbett Sporting Goods, Inc.
            (b).........................       170,000
    6,600 West Marine Inc...............        54,450
                                          ------------
                                               224,450
                                          ------------
Telecommunications--Services and Equipment (3.5%):
   10,000 Tollgrade Communications, Inc.
            (b).........................       345,000
                                          ------------
    Total Common Stocks.................     8,915,942
                                          ------------

                                   Continued

GOVERNOR FUNDS
EMERGING GROWTH FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
INVESTMENT COMPANY SECURITIES (8.7%):
  342,744 Federated Government
            Obligation Fund.............  $    342,744
  364,391 Federated Prime Obligation
            Fund........................       364,391
  144,738 Governor Prime Money Market
            Fund........................       144,738
       13 Governor U.S. Treasury
            Obligations Money Market
            Fund........................            13
                                          ------------
    Total Investment Company
    Securities..........................       851,886
                                          ------------
    Total Investments
      (Cost $8,885,914) (a)--100.0%.....     9,767,828
    Other assets in excess of
  liabilities--0.0%.....................         3,808
                                          ------------
    TOTAL NET ASSETS--(100.0)%..........  $  9,771,636
                                          ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $1,811,286
         Unrealized depreciation.........................    (929,373)
                                                           ----------
         Net unrealized appreciation.....................  $  881,913
                                                           ==========

(b) Represents non-income producing securities.

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (100.3%):
AUSTRALIA (3.6%):
Airlines (0.1%):
    9,600 Qantas Airways Ltd............  $     23,867
                                          ------------
Banks (0.8%):
   12,600 National Australia Bank
            Ltd.........................       192,074
   23,800 Westpac Banking Corp., Ltd....       163,606
                                          ------------
                                               355,680
                                          ------------
Broadcasting & Publishing (0.4%):
   20,200 News Corp., Ltd...............       195,462
                                          ------------
Building Products (0.2%):
   22,200 Boral Ltd.....................        34,277
   19,600 CSR Ltd.......................        47,447
                                          ------------
                                                81,724
                                          ------------
Commercial Services (0.1%):
    2,000 Brambles Industries Ltd.......        55,118
                                          ------------
Financial Services (0.2%):
    6,500 Lend Lease Corp., Ltd.........        90,751
                                          ------------
Insurance (0.3%):
    7,800 AMP Ltd.......................        85,886
   12,710 QBE Insurance Group Ltd.......        59,040
                                          ------------
                                               144,926
                                          ------------
Metals (0.2%):
    5,200 Rio Tinto Ltd.................       111,320
                                          ------------
Mining (0.4%):
   11,300 Broken Hill Proprietary Co.,
            Ltd.........................       147,868
    7,000 WMC Ltd.......................        38,470
                                          ------------
                                               186,338
                                          ------------
Oil & Gas (0.1%):
   16,200 Santos Ltd....................        43,985
                                          ------------
Packaging and Containers (0.1%):
    7,000 Amcor Ltd.....................        32,672
                                          ------------
Retail--Specialty Stores (0.1%):
   16,900 Woolworths Ltd................        57,938
                                          ------------
Telecommunications (0.6%):
   48,100 Telstra Corp., Ltd............       260,567
                                          ------------
                                             1,640,348
                                          ------------
AUSTRIA (0.1%):
Tobacco (0.1%):
    1,100 Austria Tabakwerke AG.........        53,214
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
BELGIUM (1.2%):
Banks (0.1%):
      680 KBC Bancassurance Holding.....  $     36,666
                                          ------------
Financial Services (0.8%):
    9,960 Fortis AG.....................       359,567
                                          ------------
Utilities--Electric (0.3%):
      460 Electrabel SA.................       150,674
                                          ------------
                                               546,907
                                          ------------
DENMARK (0.5%):
Utilities--Telephone (0.5%):
    3,000 Tele Danmark A/S..............       223,115
                                          ------------
FINLAND (2.8%):
Insurance (0.6%):
    7,500 Sampo Insurance Co., Ltd......       262,293
                                          ------------
Paper Products (0.7%):
    7,800 UPM-Kymmene Oyj...............       314,449
                                          ------------
Telecommunication--Equipment (1.5%):
    3,800 Nokia Oyj.....................       689,370
                                          ------------
                                             1,266,112
                                          ------------
FRANCE (9.9%):
Airlines (0.3%):
    7,770 Groupe Air France (b).........       148,789
                                          ------------
Auto Parts (0.2%):
    2,330 Michelin (C.G.D.E.), Class
            B...........................        91,583
                                          ------------
Banks (2.1%):
    6,040 Banque Nationale de Paris.....       557,606
    1,430 Societe Generale..............       332,923
                                          ------------
                                               890,529
                                          ------------
Building Products (0.5%):
    1,290 Compagnie de Saint Gobain.....       242,734
                                          ------------
Chemicals-Specialty (0.7%):
    2,040 L'Air Liquide.................       341,710
                                          ------------
Commercial Services (0.4%):
    2,216 Vivendi.......................       200,224
                                          ------------
Electrical and Electronics (0.6%):
    7,820 Thomson CSF...................       258,431
                                          ------------
Food Products & Services (0.9%):
    1,130 Carrefour Supermarche SA......       208,527
      920 Groupe Danone.................       216,970
                                          ------------
                                               425,497
                                          ------------
Insurance (0.3%):
    1,140 AXA...........................       159,015
                                          ------------

                                   Continued

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
FRANCE, CONTINUED:
Machinery & Equipment (0.4%):
    2,310 Schneider Electric SA.........  $    181,478
                                          ------------
Oil & Gas (0.8%):
        7 Elf Aquitaine SA..............         1,079
    2,889 Total Fina SA, Class B........       385,798
                                          ------------
                                               386,877
                                          ------------
Pharmaceuticals (0.6%):
    4,790 Rhone-Poulenc SA..............       278,553
                                          ------------
Telecommunication -- Equipment (0.5%):
    1,020 Alcatel SA....................       234,386
                                          ------------
Utilities--Telephone (1.6%):
    5,260 France Telecom SA.............       696,059
                                          ------------
                                             4,535,865
                                          ------------
GERMANY (9.2%):
Auto Parts (0.3%):
    7,350 Continental AG................       147,043
                                          ------------
Automotive (1.0%):
    5,250 Bayerische Motoren Werke AG...       160,324
    3,700 DaimlerChrysler AG............       287,882
                                          ------------
                                               448,206
                                          ------------
Banks (1.2%):
    4,122 Deutsche Bank AG..............       348,343
    4,050 Dresdner Bank AG..............       220,417
                                          ------------
                                               568,760
                                          ------------
Chemicals (1.2%):
   11,100 Bayer AG......................       525,795
                                          ------------
Computer Software (0.3%):
      300 SAP AG........................       147,852
                                          ------------
Industrial Goods and Services (2.6%):
    6,000 Siemens AG....................       763,749
    7,450 Veba AG.......................       362,284
                                          ------------
                                             1,126,033
                                          ------------
Insurance (0.8%):
    1,102 Allianz AG....................       370,402
                                          ------------
Machinery & Equipment (1.0%):
    1,950 Mannesmann AG.................       470,691
                                          ------------
Utilities--Telephone (0.8%):
    5,250 Deutsche Telekom AG...........       374,089
                                          ------------
                                             4,178,871
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
HONG KONG (0.2%):
Real Estate (0.2%):
   13,000 Henderson Land Development....  $     83,441
                                          ------------
ITALY (3.1%):
Banks (0.5%):
   17,000 San Paolo-IMI SpA.............       231,130
                                          ------------
Food Products & Services (0.2%):
   16,000 La Rinascente SpA.............       102,720
                                          ------------
Insurance (0.4%):
    6,000 Assicurazioni Generali........       198,345
                                          ------------
Oil & Gas (0.8%):
   61,000 ENI SpA.......................       335,675
                                          ------------
Real Estate (0.0%):
   18,000 Beni Stabili SpA (b)..........         6,349
                                          ------------
Telecommunications (0.7%):
   27,000 TIM SpA.......................       301,781
                                          ------------
Utilities--Telephone (0.5%):
   17,000 Telecom Italia SpA............       239,868
                                          ------------
                                             1,415,868
                                          ------------
JAPAN (33.4%):
Auto Parts (0.7%):
    7,000 Bridgestone Corp..............       153,898
    6,000 Denso Corp....................       143,053
                                          ------------
                                               296,951
                                          ------------
Automotive (1.9%):
    9,000 Honda Motor Co., Ltd..........       334,180
   11,000 Toyota Motor Corp.............       532,050
                                          ------------
                                               866,230
                                          ------------
Banks (1.8%):
   20,000 Asahi Bank Ltd................       123,119
   21,000 Bank of Tokyo-Mitsubishi
            Ltd.........................       292,201
   12,000 Dai-Ichi Kangyo Bank Ltd......       111,980
   10,000 Fuji Bank Ltd.................        97,030
   15,000 Sumitomo Bank Ltd.............       205,052
                                          ------------
                                               829,382
                                          ------------
Brewery (0.3%):
   14,000 Kirin Brewery Co., Ltd........       147,059
                                          ------------
Building Products (0.6%):
    8,000 Daikin........................       108,657
   19,000 Obayashi Corp.................        89,672
   10,000 Sekisui House Ltd.............        88,431
                                          ------------
                                               286,760
                                          ------------

                                   Continued

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
JAPAN (CONTINUED):
Chemicals (0.3%):
   30,000 Sumitomo Chemical Co., Ltd....  $    140,707
                                          ------------
Commercial Services (0.4%):
      800 Benesse Corp..................       192,300
                                          ------------
Computer Software (0.6%):
      300 Softbank Corp.................       286,691
                                          ------------
Computers (2.1%):
   21,000 Fujitsu Ltd...................       956,224
                                          ------------
Consumer Goods and Services (0.5%):
    8,000 KAO Corp......................       227,868
                                          ------------
Electrical and Electronics (9.3%):
    5,100 Fanuc Co., Ltd................       648,339
   15,000 Matsushita Electric Industrial
            Co., Ltd....................       414,794
    1,000 Murata Manufacturing Co.,
            Ltd.........................       234,512
   20,000 NEC Corp......................       475,865
   13,000 NGK Insulators Ltd............        96,414
      500 Rohm Co., Ltd.................       205,198
    4,000 Secom Co., Ltd................       439,711
    3,200 Sony Corp.....................       947,431
    5,000 Sumitomo Electric Inds........        57,700
    3,000 TDK Corp......................       413,621
    2,000 Tokyo Electron Ltd............       273,598
                                          ------------
                                             4,207,183
                                          ------------
Financial Services (2.9%):
    2,500 Acom Co., Ltd.................       244,528
   21,000 Nomura Securities Co., Ltd....       378,591
    2,300 Orix Corp.....................       517,355
    1,000 Takefuji Corp.................       124,976
                                          ------------
                                             1,265,450
                                          ------------
Food Products & Services (0.2%):
    4,000 Nissin Food Products Co.,
            Ltd.........................        94,000
                                          ------------
Insurance (0.3%):
   11,000 Tokio Marine & Fire Insurance
            Co..........................       128,444
                                          ------------
Medical Equipment & Supplies (0.5%):
    3,000 Hoya Corp.....................       235,978
                                          ------------
Office Equipment & Services (0.9%):
   10,000 Canon, Inc....................       396,717
                                          ------------
Office Furnishings (0.1%):
    4,000 Kokuyo Co.....................        53,156
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
JAPAN (CONTINUED):
Pharmaceuticals (1.7%):
    7,000 Dai-Ichi Pharmaceutical
            Corp........................  $     90,903
    9,000 Sankyo Co., Ltd...............       184,679
    5,000 Santen Pharmaceutical Co.,
            Ltd.........................        82,324
    8,000 Takeda Chemical Industries....       394,762
                                          ------------
                                               752,668
                                          ------------
Printing & Publishing (0.2%):
    7,000 Dai Nippon Printing Co.,
            Ltd.........................       111,491
                                          ------------
Real Estate (0.5%):
   24,000 Mitsubishi Estate Co., Ltd....       233,809
                                          ------------
Retail (1.2%):
    2,000 Ito-Yokado Co., Ltd...........       216,924
    2,000 Seven -- Eleven Japan.........       316,592
                                          ------------
                                               533,516
                                          ------------
Steel (0.4%):
   85,000 Nippon Steel Corp.............       198,505
                                          ------------
Telecommunications (0.9%):
       11 NTT Mobile Communications
            Network, Inc................       422,415
                                          ------------
Textile (0.3%):
   15,000 Kuraray Co., Ltd..............       151,700
                                          ------------
Toys (0.8%):
    2,200 Nintendo Co., Ltd.............       365,019
                                          ------------
Transportation (1.3%):
       37 East Japan Railway Co.........       199,209
   20,000 Kamigumi Co., Ltd.............        84,034
    8,000 Yamato Transport Co., Ltd.....       309,556
                                          ------------
                                               592,799
                                          ------------
Utilities--Electric (0.3%):
    5,100 Tokyo Electric Power..........       136,545
                                          ------------
Utilities--Gas & Pipeline (0.3%):
   49,000 Osaka Gas Co., Ltd............       117,784
                                          ------------
Utilities--Telephone (1.9%):
       51 Nippon Telegraph & Telephone
            Corp........................       872,093
                                          ------------
Wholesale Distribution (0.2%):
   13,000 Mitsubishi Corp...............       100,225
                                          ------------
                                            15,199,669
                                          ------------

                                   Continued

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
NETHERLANDS (5.0%):
Banks (1.9%):
    8,774 ABN Amro Holding NV...........  $    219,303
   10,554 ING Groep NV..................       637,573
                                          ------------
                                               856,876
                                          ------------
Broadcasting & Publishing (0.6%):
   22,900 Elsevier NV...................       273,726
                                          ------------
Food Products & Services (0.4%):
    3,142 Unilever NV CVA...............       173,660
                                          ------------
Oil & Gas (0.6%):
    4,500 Royal Dutch Petroleum Co......       275,975
                                          ------------
Transportation (0.4%):
    5,700 TNT Post Group NV.............       163,438
                                          ------------
Utilities--Telephone (1.1%):
    5,357 Royal KPN NV..................       523,168
                                          ------------
                                             2,266,843
                                          ------------
NEW ZEALAND (0.3%):
Brewery (0.1%):
   13,400 Lion Nathan Ltd...............        31,082
                                          ------------
Business & Public Services (0.0%):
   11,500 Auckland International Airport
            Ltd.........................        17,384
                                          ------------
Paper Products (0.1%):
   17,900 Carter Holt Harvey Ltd........        23,326
   31,700 Fletcher Challenge Paper......        22,142
                                          ------------
                                                45,468
                                          ------------
Telecommunications (0.1%):
   12,100 Telecom Corp. of New Zealand
            Ltd.........................        56,764
                                          ------------
                                               150,698
                                          ------------
NORWAY (0.2%):
Paper Products (0.2%):
    2,000 Norske Skogindustrier ASA.....       104,219
                                          ------------
PORTUGAL (0.7%):
Utilities--Electric (0.3%):
    8,400 Electricidade de Portugal
            SA..........................       146,715
                                          ------------
Utilities--Telephone (0.4%):
   14,800 Portugal Telecom SA...........       162,437
                                          ------------
                                               309,152
                                          ------------
SINGAPORE (0.9%):
Banks (0.4%):
   18,784 United Overseas Bank..........       165,806
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
SINGAPORE (CONTINUED):
Broadcasting & Publishing (0.5%):
   12,000 Singapore Press Holdings......  $    260,125
                                          ------------
                                               425,931
                                          ------------
SPAIN (3.3%):
Banks (1.3%):
    4,500 Banco Popular Espanol SA......       293,662
   24,002 Banco Santander Central
            Hispano SA..................       271,900
                                          ------------
                                               565,562
                                          ------------
Tobacco (0.8%):
   25,760 Altadis SA....................       368,664
                                          ------------
Utilities--Electric (0.3%):
    7,748 Endesa SA.....................       153,912
                                          ------------
Utilities--Telephone (0.9%):
   16,387 Telefonica SA (b).............       409,588
                                          ------------
                                             1,497,726
                                          ------------
SWEDEN (3.7%):
Banks (0.6%):
   47,560 Nordbanken Holding AB.........       279,910
                                          ------------
Financial Services (0.4%):
   13,770 Investor AB...................       194,501
                                          ------------
Furniture & Furnishings (0.8%):
   14,510 Electrolux AB, Series B.......       365,500
                                          ------------
Telecommunication--Equipment (1.5%):
   10,230 Telefonaktiebolaget LM
            Ericsson, Class B...........       658,671
                                          ------------
Tobacco (0.4%):
   53,910 Swedish Match AB..............       188,465
                                          ------------
                                             1,687,047
                                          ------------
SWITZERLAND (4.0%):
Commercial Services (0.4%):
      257 Adecco SA, Registered.........       200,100
                                          ------------
Food Products & Services (0.8%):
      204 Nestle SA, Registered.........       373,646
                                          ------------
Pharmaceuticals (2.2%):
      316 Novartis AG, Registered.......       463,901
       40 Roche Holding AG..............       474,695
                                          ------------
                                               938,596
                                          ------------
Utilities--Telephone (0.6%):
      730 Swisscom AG, Registered.......       295,190
                                          ------------
                                             1,807,532
                                          ------------

                                   Continued

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
UNITED KINGDOM (18.2%):
Aerospace/Defense (0.1%):
    9,862 British Aerospace PLC.........  $     65,305
                                          ------------
Airlines (0.3%):
   20,000 British Airways PLC...........       130,500
                                          ------------
Banks (2.1%):
    8,000 Barclays PLC..................       230,249
   15,000 HSBC Holdings PLC.............       209,075
   40,000 Lloyds TSB Group PLC..........       500,358
                                          ------------
                                               939,682
                                          ------------
Beverages (0.6%):
   36,000 Diageo PLC....................       289,555
                                          ------------
Broadcasting & Publishing (1.7%):
   34,000 Reed International PLC........       254,524
   19,500 Trinity Mirror PLC............       208,178
   26,000 United News & Media PLC.......       331,322
                                          ------------
                                               794,024
                                          ------------
Coal (0.0%):
   29,000 RJB Mining PLC................        14,988
                                          ------------
Consumer Goods and Services (0.3%):
   14,000 Reckitt & Colman PLC..........       131,259
                                          ------------
Food Products & Services (1.0%):
   85,000 Tesco PLC.....................       258,436
   24,000 Unilever PLC..................       176,563
                                          ------------
                                               434,999
                                          ------------
Industrial Goods and Services (0.3%):
   36,000 Charter PLC...................       154,080
                                          ------------
Insurance (1.6%):
   15,000 Allied Zurich PLC.............       176,732
   20,000 Prudential Corp. PLC..........       394,085
   21,000 Royal & Sun Alliance Insurance
            Group PLC...................       159,919
                                          ------------
                                               730,736
                                          ------------
Manufacturing (0.8%):
   93,000 FKI PLC.......................       360,490
                                          ------------
Medical Equipment & Supplies (0.4%):
   30,000 Nycomed Amersham PLC..........       186,786
                                          ------------
Mining (0.7%):
   14,000 RIO Tinto PLC.................       338,040
                                          ------------
Oil & Gas (1.3%):
   57,000 BP Amoco Co. PLC..............       573,078
                                          ------------

                     SECURITY                MARKET
 SHARES            DESCRIPTION               VALUE
--------- ------------------------------  ------------
COMMON STOCKS (CONTINUED):
UNITED KINGDOM (CONTINUED):
Pharmaceuticals (1.5%):
    5,115 Astrazeneca PLC...............  $    212,148
   16,000 Glaxo Wellcome PLC............       452,228
                                          ------------
                                               664,376
                                          ------------
Restaurants (0.3%):
   24,400 Greenalls Group PLC...........       116,255
                                          ------------
Retail-General Merchandise (0.5%):
   44,000 House of Fraser PLC...........        54,009
   38,000 Marks & Spencer PLC...........       180,899
                                          ------------
                                               234,908
                                          ------------
Telecommunication--Equipment (0.9%):
   23,000 Marconi PLC...................       406,948
                                          ------------
Transportation (0.3%):
    9,000 Peninsular & Orient Steam
            Navigation Co...............       150,156
                                          ------------
Utilities--Electric (1.5%):
   42,000 National Power PLC............       243,185
   24,000 Powergen PLC..................       172,493
   34,000 Scottish & Southern Energy
            PLC.........................       271,409
                                          ------------
                                               687,087
                                          ------------
Utilities--Telephone (1.3%):
   24,000 British Telecom PLC...........       586,475
                                          ------------
Utilities--Water (0.7%):
   12,000 Thames Water PLC..............       149,623
   30,000 Yorkshire Water PLC...........       169,585
                                          ------------
                                               319,208
                                          ------------
                                             8,308,935
                                          ------------
    Total Common Stocks.................    45,701,493
                                          ------------
PREFERRED STOCKS (0.1%):
AUSTRALIA (0.1%)
Broadcasting & Publishing (0.1%):
    7,500 News Corp., Ltd...............        64,035
                                          ------------
    Total Preferred Stocks..............        64,035
                                          ------------
DAILY SWEEP VEHICLE (1.8%):
  824,958 Bank of New York Cash Sweep...       824,958
                                          ------------
    Total Daily Sweep Vehicle...........       824,958
                                          ------------
    Total
      (Cost $38,249,252) (a)--102.2%....    46,590,485
                                          ------------
    Liabilities in excess of other
    assets--(2.2)%......................     (995,955)
                                          ------------
    TOTAL NET ASSETS--100.0%............  $ 45,594,530
                                          ============

                                   Continued

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

---------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $10,459,586
         Unrealized depreciation.........................   (2,118,353)
                                                           -----------
         Net unrealized appreciation.....................  $ 8,341,233
                                                           ===========

(b) Represents non-income producing securities.

At December 31, 1999, the Fund's open forward currency contracts were as follows:

                                                                                                          UNREALIZED
                                                              DELIVERY     CONTRACT        MARKET       APPRECIATION/
                          CURRENCY                              DATE         VALUE          VALUE       (DEPRECIATION)
                          --------                            --------    -----------    -----------    --------------
LONG CONTRACTS:
Australian Dollar...........................................   2/9/00     $ 1,876,992    $ 1,906,557      $  29,565
British Pound...............................................   2/9/00         979,095        968,164        (10,931)
Euro........................................................   2/9/00       5,898,395      5,567,278       (331,117)
Swiss Franc.................................................   2/9/00         938,123        884,473        (53,650)
Swedish Krona...............................................   2/9/00       1,417,910      1,345,557        (72,353)
                                                                          -----------    -----------      ---------
TOTAL LONG CONTRACTS........................................              $11,110,515    $10,672,029      $(438,486)
                                                                          -----------    -----------      ---------
SHORT CONTRACTS:
British Pound...............................................   2/9/00     $ 4,057,072    $ 4,034,015      $  23,057
Euro........................................................   2/9/00       1,669,675      1,619,572         50,103
Japanese Yen................................................   2/9/00       4,862,837      5,162,246       (299,409)
                                                                          -----------    -----------      ---------
TOTAL SHORT CONTRACTS.......................................              $10,589,584    $10,815,833      $(226,249)
                                                                          ===========    ===========      =========

GOVERNOR FUNDS
INTERMEDIATE TERM INCOME FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
ASSET BACKED SECURITIES (15.0%):
Banks (4.2%):
7,000,000 Case Equipment Loan Trust,
            5.77%, 8/15/05, Series
            1999-A, Class A4............  $  6,760,180
5,000,000 Mellon Bank, 6.02%, 11/25/13,
            Series 1999-1, Class A2.....     4,848,150
                                          ------------
                                            11,608,330
                                          ------------
Financial Services (10.8%):
5,000,000 First USA Credit Card Master
            Trust, 6.42%, 3/17/05,
            Series 1997-6, Class A......     4,932,250
5,000,000 Honda Auto Lease Trust, 6.65%,
            7/15/05, Series 1999-A,
            Class A5....................     4,964,650
5,500,000 MBNA Master Credit Card Trust,
            6.60%, 4/16/07, Series
            1999-M, Class A.............     5,414,145
5,000,000 MBNA Master Credit Card Trust,
            7.00%, 2/15/12, Series
            1999-J, Class A.............     4,900,850
5,000,000 PP&L Transition Bond Co., LLC,
            6.60%, 3/25/05, Series
            1999-1, Class A3............     4,931,400
5,000,000 Residential Asset Securities
            Corp., 6.11%, 5/25/25,
            Series 1999-KS1, Class
            AI3.........................     4,850,150
                                          ------------
                                            29,993,445
                                          ------------
    Total Asset Backed Securities.......    41,601,775
                                          ------------
CORPORATE BONDS (18.9%):
Banks (2.2%):
6,000,000 First of America Bank, 7.75%,
            7/15/04.....................     6,135,000
                                          ------------
Data Processing & Reproduction (1.8%):
5,000,000 Electronic Data Systems,
            7.125%, 10/15/09............     4,881,250
                                          ------------
Financial Services (9.7%):
5,000,000 Daimlerchrysler, 6.63%,
            9/21/01.....................     4,975,000
5,000,000 Ford Motor Credit Co., 7.50%,
            6/15/04.....................     5,025,000
7,000,000 General Electric Capital
            Corp., 6.81%, 11/3/03.......     6,930,000

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
CORPORATE BONDS (CONTINUED):
Financial Services (continued):
5,000,000 Lehman Brothers Holdings,
            7.25%, 10/15/03.............  $  4,956,250
5,000,000 Salomon Smith Barney Holdings,
            6.75%, 2/15/03..............     4,931,250
                                          ------------
                                            26,817,500
                                          ------------
Food Products & Services (1.6%):
5,000,000 Pepsi Bottling Group, Inc.,
            7.00%, 3/1/29...............     4,543,750
                                          ------------
Retail (1.8%):
5,000,000 Wal-Mart Stores, 6.875%,
            8/10/09.....................     4,868,750
                                          ------------
Telecommunications (1.8%):
5,000,000 MCI Worldcom, Inc., 7.75%,
            4/1/07......................     5,081,250
                                          ------------
    Total Corporate Bonds...............    52,327,500
                                          ------------
U.S. GOVERNMENT AGENCY SECURITIES (13.7%):
Federal Home Loan Bank (1.7%):
5,000,000 6.30%, 6/3/09.................     4,744,800
                                          ------------
Freddie Mac (1.8%):
5,000,000 7.625%, 9/9/09, Callable
            9/9/02 @ 100................     4,947,100
                                          ------------
Fannie Mae (10.2%):
7,000,000 6.00%, 1/14/05................     6,701,520
5,000,000 6.23%, 7/21/08................     4,601,250
8,000,000 6.25%, 5/15/29................     7,140,000
10,000,000 7.00%, 12/25/29...............    9,900,000
                                          ------------
                                            28,342,770
                                          ------------
    Total U.S. Government Agency
  Securities............................    38,034,670
                                          ------------
U.S. TREASURY SECURITIES (16.1%):
U.S. Treasury Bonds (10.3%):
10,000,000 11.625%, 11/15/02.............   11,354,900
15,000,000 8.125%, 5/15/21...............   17,192,250
                                          ------------
                                            28,547,150
                                          ------------
U.S. Treasury Notes (5.8%):
10,000,000 7.00%, 7/15/06................   10,240,000
6,000,000 6.125%, 8/15/07...............     5,851,620
                                          ------------
                                            16,091,620
                                          ------------
    Total U.S. Treasury Securities......    44,638,770
                                          ------------

                                   Continued

GOVERNOR FUNDS
INTERMEDIATE TERM INCOME FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
U.S. GOVERNMENT AGENCY/MORTGAGE
BACKED SECURITIES (24.2%):
Fannie Mae (7.8%):
6,432,241 7.00%, 12/1/11, Pool
            #313224.....................  $  6,384,128
6,547,213 6.50%, 7/1/28, Pool #437799...     6,185,021
9,280,328 7.00%, 2/1/29, Pool #481890...     8,983,172
                                          ------------
                                            21,552,321
                                          ------------
Freddie Mac (13.6%):
   41,150 5.50%, 4/1/14, Gold, Pool
            #E76204.....................        38,280
7,366,261 7.00%, 9/1/14, Pool #E00746...     7,286,631
9,918,873 7.50%, 9/1/19, Pool #C90293...     9,869,477
10,000,000 6.00%, 1/15/24, Class PE,
            Series 2137.................     9,272,500
11,383,175 7.50%, 7/1/29, Pool #C00854...   11,269,343
                                          ------------
                                            37,736,231
                                          ------------
Government National Mortgage Association (2.8%):
7,970,295 7.50%, 9/20/29, Pool #2810....     7,846,118
                                          ------------
    Total U.S. Government Agency/Mortgage
      Backed Securities.................
                                            67,134,670
                                          ------------
U.S. GOVERNMENT GUARANTEED/MORTGAGE
  BACKED SECURITIES (11.1%):
Government National Mortgage Association
  (11.1%):
6,168,367 6.25%, 3/20/22, Class B,
            Series 1998-7...............     5,946,676
4,637,531 7.50%, 2/20/28, Pool #2549....     4,583,504
5,850,759 7.00%, 7/20/28, Pool #2616....     5,650,078
7,363,475 6.50%, 8/20/28, Pool #2630....     6,902,816
   14,748 6.25%, 10/15/28, Pool
            #484545.....................        13,633
7,834,897 7.00%, 12/15/28, Pool
            #426720.....................     7,579,558
                                          ------------
      Total U.S. Government
      Guaranteed/Mortgage Backed
      Securities........................    30,676,265
                                          ------------

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
INVESTMENT COMPANY SECURITIES (0.5%):
   73,895 Federated Government
            Obligation Fund.............  $     73,895
1,425,104 Federated Prime Obligation
            Fund........................     1,425,104
      292 Federated Treasury Fund.......           292
      177 Governor Prime Money Market
            Fund........................           177
      914 Governor U.S. Treasury
            Obligations Money Market
            Fund........................           914
                                          ------------
    Total Investment Company
    Securities..........................     1,500,382
                                          ------------
DAILY SWEEP VEHICLE (0.0%):
      124 Bank of New York Cash Sweep...           124
                                          ------------
    Total Daily Sweep Vehicle...........           124
                                          ------------
    Total Investments
      (Cost $284,674,572) (a)--99.5%....   275,914,156
      Other assets in excess of
      liabilities--.05%.................     1,433,630
                                          ------------
    TOTAL NET ASSETS--100.0%............  $277,347,786
                                          ============

---------

Percentages indicated are based on net assets of $277,347,785.99

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $    58,660
         Unrealized depreciation.........................   (8,819,076)
                                                           -----------
         Net unrealized depreciation.....................  $(8,760,416)
                                                           ===========

MTN -- Medium Term Note

                       See notes to financial statements.

GOVERNOR FUNDS
LIMITED DURATION GOVERNMENT SECURITIES FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
U.S. TREASURY SECURITIES (65.3%):
U.S. Treasury Notes (65.3%):
 9,000,000 5.375%, 1/31/00...............  $  9,002,610
10,000,000 7.50%, 11/15/01...............    10,215,699
 5,000,000 6.125%, 12/31/01..............     4,987,500
 5,000,000 6.00%, 8/15/04................     4,919,500
 5,000,000 5.875, 11/15/04...............     4,900,350
                                           ------------
    Total U.S. Treasury Securities.......    34,025,659
                                           ------------
U.S. GOVERNMENT AGENCY/MORTGAGE
  BACKED SECURITIES (3.6%):
Fannie Mae (0.0%):
         8 10.00%, 10/1/00, Pool
             #19294......................             8
                                           ------------
Freddie Mac (3.6%):
 1,803,728 9.00%, 4/1/16, Pool #B70012...     1,892,778
                                           ------------
    Total U.S. Government Agency/Mortgage
        Backed Securities................     1,892,786
                                           ------------
U.S. GOVERNMENT GUARANTEED SECURITIES
  (9.7%):
Private Export Funding Company (9.7%):
 4,000,000 7.90%, 3/31/00................     4,020,000
 1,000,000 8.40%, 7/31/01................     1,026,250
                                           ------------
    Total U.S. Government Guaranteed
        Securities.......................     5,046,250
                                           ------------
U.S. GOVERNMENT GUARANTEED/MORTGAGE
  BACKED SECURITIES (1.9%):
Government National Mortgage Association
(1.9%):
    91,786 8.50%, 2/15/17, Pool
             #203632.....................        95,084
    37,313 8.50%, 4/15/17, Pool
             #189291.....................        38,666
   345,262 8.50%, 7/15/21, Pool
             #307983.....................       358,100
   201,376 8.50%, 7/15/21, Pool
             #306066.....................       208,863
   302,938 8.50%, 1/15/23, Pool
             #341948.....................       314,107
                                           ------------
    Total U.S. Government Guaranteed/
        Mortgage Backed Securities.......     1,014,820
                                           ------------

  SHARES
    OR
PRINCIPAL             SECURITY                MARKET
  AMOUNT            DESCRIPTION               VALUE
---------- ------------------------------  ------------
INVESTMENT COMPANY SECURITIES (0.2%):
    81,420 Federated Government
             Obligation Fund.............  $     81,420
                                           ------------
    Total Investment Company
    Securities...........................        81,420
                                           ------------
REPURCHASE AGREEMENTS (18.7%):
 4,933,000 Merrill Lynch Securities,
             Inc., dated 12/31/99, 3.00%,
             matures 1/3/00, Proceeds at
             maturity $4,934,233
             (Collateralized by 8,649,000
             U.S. Government Agencies,
             0.00%--3.375%,
             1/28/00--5/30/11, Market
             Value = $5,031,742).........     4,933,000
 4,784,000 Lehman Brothers, dated
             12/31/99, 2.95%, matures
             1/3/00, Proceeds at maturity
             $4,785,176 (Collateralized
             by 14,945,000 Fannie Mae
             Strip, 0.00%, 11/1/29,
             Market Value =
             $4,880,090).................     4,784,000
                                           ------------
    Total Repurchase Agreements..........     9,717,000
                                           ------------
    Total Investments (Cost
      $52,551,959)(a)
      99.4%..............................
                                             51,777,935
    Other assets in excess of
    liabilities--.06%....................       302,936
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $ 52,080,871
                                           ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $       8
         Unrealized depreciation.........................   (774,032)
                                                           ---------
         Net unrealized depreciation.....................  $(774,024)
                                                           =========

                       See notes to financial statements.

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
MUNICIPAL BONDS (98.2%):
Pennsylvania (98.2%):
1,450,000 Allegheny County, Pennsylvania
            Airport Revenue, 5.75%,
            1/1/06, MBIA, AMT...........  $  1,491,688
2,000,000 Allegheny County, Pennsylvania
            Airport Revenue, 5.75%,
            1/1/10, MBIA, AMT...........     2,040,000
1,330,000 Berks County, Pennsylvania
            Municipal Authority, 7.10%,
            5/15/22, Prerefunded 5/15/04
            @ 100, FGIC.................     1,449,700
1,000,000 Bethlehem, Pennsylvania Area
            School District, Series A,
            6.50%, 9/1/00, AMBAC........     1,015,620
2,065,000 Bethlehem, Pennsylvania Water
            Authority, Series A, 6.30%,
            11/15/15, Prerefunded
            11/15/02 @ 100, MBIA........     2,157,925
2,080,000 Blair County, Pennsylvania
            Hospital Health Care Bond,
            5.30%, 8/15/17, Callable
            8/15/07 @ 102, MBIA.........     1,921,400
1,900,000 Central Dauphin, Pennsylvania
            School District, 6.00%,.....     1,938,000
1,070,000 Charleroi, Pennsylvania Area
            School Authority, Series C,
            5.75%, 10/1/14, Callable
            10/1/09 @ 100, FGIC.........     1,072,675
1,000,000 College Township, Pennsylvania
            Water Authority, 6.125%,
            1/1/29, Callable 1/1/07 @
            100, Asset Gty..............       973,750
1,880,000 College Township, Pennsylvania
            Water Authority, 6.20%,
            1/1/24, Callable 1/1/07 @
            100, Asset Gty..............     1,858,850
  250,000 Dauphin County, Pennsylvania
            General Authority Health
            Center, Tressler Lutheran
            Services, Series A, 5.90%,
            1/1/00......................       250,000
1,000,000 Delaware River Port Authority,
            Pennsylvania & New Jersey
            Revenue, 5.40%, 1/1/14,
            Callable 1/1/10 @ 100,
            FSA.........................       982,500

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
MUNICIPAL BONDS (CONTINUED):
Pennsylvania (continued):
1,470,000 Eastern York School District,
            Pennsylvania, 5.45%, 9/1/15,
            Callable 3/1/05 @ 100,
            FGIC........................  $  1,435,088
1,000,000 Hempfield, Pennsylvania School
            District, Lancaster County,
            6.40%, 8/15/05, Prerefunded
            8/15/02 @ 100, FGIC.........     1,041,250
1,800,000 Indiana County, Pennsylvania
            Industrial Development
            Authority, Series A, 5.875%,
            11/1/29, Callable 11/1/06 @
            100, AMBAC..................     1,716,750
3,780,000 Lancaster County, Pennsylvania
            Solid Waste Management
            Authority, 5.25%, 12/15/07,
            AMBAC.......................     3,775,274
1,000,000 Northampton County,
            Pennsylvania Higher
            Education Authority, Lehigh
            University, 6.00%, 9/1/01...     1,022,500
2,155,000 Northampton County,
            Pennsylvania Higher
            Education Authority, Lehigh
            University, 6.90%,
            10/15/06....................     2,284,300
2,000,000 Pennsylvania Housing Financial
            Agency, 6.10%, 4/1/21,
            Callable 10/1/09 @ 100,
            AMT.........................     1,972,500
3,300,000 Pennsylvania Intergovermental
            Cooperation Authority,
            5.50%, 6/15/11, Callable
            6/15/06 @ 100, FGIC.........     3,312,374
1,375,000 Pennsylvania State Higher
            Education Assistance Agency,
            Student Loan Revenue, Series
            A, 6.80%, 12/1/00, FGIC.....     1,405,388
1,425,000 Pennsylvania State Higher
            Education Facilities
            Authority, Thomas Jefferson
            University, Series A, 5.90%,
            8/15/00.....................     1,440,248
2,000,000 Pennsylvania State Higher
            Education, Duquesne
            University, Series A, 7.00%,
            4/1/10, Callable 4/1/01 @
            100, MBIA...................     2,057,500

                                   Continued

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
MUNICIPAL BONDS (CONTINUED):
Pennsylvania (continued):
1,500,000 Pennsylvania State Industrial
            Development Authority
            Revenue, Economic
            Development, 5.00%, 7/1/00,
            AMBAC.......................  $  1,506,600
1,250,000 Pennsylvania State Industrial
            Development Authority
            Revenue, Economic
            Development, Series A,
            7.00%, 1/1/11, Prerefunded
            7/1/01 @ 102................     1,318,750
1,820,000 Pennsylvania State Public
            School Building Authority
            Revenue, School District of
            York, Series A, 4.85%,
            2/15/16, Callable 2/15/08 @
            100, FGIC...................     1,587,950
1,000,000 Pennsylvania State Turnpike,
            Series J, 6.40%, 12/1/00,
            FGIC........................     1,020,640
2,500,000 Pennsylvania State, First
            Series, 5.30%, 5/1/04.......     2,546,875
1,000,000 Pennsylvania State, Second
            Series, 5.80%, 7/1/04.......     1,040,000
1,000,000 Philadelphia, Pennsylvania Gas
            Works, 14th Series, 5.50%,
            7/1/04, FSA.................     1,028,750
6,160,000 Philadelphia, Pennsylvania
            Hospitals & Higher Education
            Facilities Authority
            Revenue, Series A, 5.00%,
            5/15/11, Callable 5/15/08 @
            101.........................     5,713,399
1,000,000 Philadelphia, Pennsylvania
            Hospitals & Higher Education
            Facilities Authority,
            Children's Hospital, Series
            A, 6.50%, 2/15/21,
            Prerefunded 2/15/02 @ 102...     1,055,000
1,520,000 Philadelphia, Pennsylvania
            School District, Series B,
            5.50%, 9/1/15, Prerefunded
            9/1/05 @ 102, AMBAC.........     1,588,400
1,500,000 Philadelphia, Pennsylvania
            Water & Wastewater Revenue,
            5.00%, 12/15/05, AMBAC......     1,503,750

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
MUNICIPAL BONDS (CONTINUED):
Pennsylvania (continued):
1,575,000 Philadelphia, Pennsylvania
            Water & Wastewater Revenue,
            5.50%, 6/15/15, Callable
            6/15/03 @ 102, FSA..........  $  1,525,781
1,000,000 Philadelphia, Pennsylvania
            Water & Wastewater Revenue,
            6.25%, 8/1/02, MBIA.........     1,040,000
3,500,000 Philadelphia, Pennsylvania
            Water & Wastewater Revenue,
            Series A, 5.00%, 8/1/13,
            Callable 8/1/7 @ 102,
            AMBAC.......................     3,255,000
1,000,000 Philadelphia, Pennsylvania,
            5.00%, 5/15/02, FGIC........     1,008,750
2,500,000 Radnor Township, Pennsylvania
            School District, 5.75%,
            3/15/19, Callable 3/15/07 @
            100.........................     2,421,875
1,700,000 Sayre, Pennsylvania Health
            Care Facilities Authority,
            Series A, 6.60%, 3/1/01,
            AMBAC.......................     1,738,250
1,485,000 Stroudsburg, Pennsylvania Area
            School District, 5.25%,
            10/1/12, Callable 10/1/08 @
            100, FGIC...................     1,433,025
1,850,000 York County, Pennsylvania
            Industrial Development
            Authority, 6.25%, 7/1/02....     1,898,563
                                          ------------
                                            72,846,638
                                          ------------
    Total Municipal Bonds...............    72,846,638
                                          ------------
INVESTMENT COMPANY SECURITIES (1.0%):
  763,753 Federated Pennsylvania
            Municipal Cash Fund.........       763,753
        1 Federated Pennsylvania
            Municipal Cash Trust
            Service.....................             1
                                          ------------
    Total Investment Company
    Securities..........................       763,754
                                          ------------
      Total Investments
      (Cost $74,726,981) (a)--99.2%.....    73,610,392
      Other assets in excess of
      liabilities--0.8%.................       540,780
                                          ------------
    TOTAL NET ASSETS--100.0%............  $ 74,151,172
                                          ============

                                   Continued

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation.........................  $   352,672
         Unrealized depreciation.........................   (1,469,261)
                                                           -----------
         Net unrealized depreciation.....................  $(1,116,589)
                                                           ===========

Asset Gty  -- Asset Guaranty
AMBAC      -- AMBAC Indemnity Corp.
AMT        -- Alternative Minimum Tax Paper
FGIC       -- Insured by the Financial Guaranty Insurance Corp.
FNMA       -- Fannie Mae
FSA        -- Financial Security Assurance Corp.
MBIA       -- Insured by the Municipal Bond Insurance Assoc.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE CONSERVATIVE GROWTH FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                     SECURITY              MARKET
 SHARES            DESCRIPTION             VALUE
--------- ------------------------------  --------
AFFILIATED MUTUAL FUNDS (101.0%):
EQUITY FUNDS (39.7%):
    2,213 Governor Aggressive Growth
            Fund........................  $ 24,055
    3,807 Governor Established Growth
            Fund........................    52,573
    1,537 Governor International Equity
            Fund........................    18,746
                                          --------
                                            95,374
                                          --------
FIXED INCOME FUNDS (56.4%):
    5,915 Governor Intermediate Term
            Income Fund.................    54,533
    8,378 Governor Limited Duration
            Government Securities
            Fund........................    81,262
                                          --------
                                           135,795
                                          --------
MONEY MARKET FUNDS (4.9%):
   11,720 Governor U.S. Treasury
            Obligations Money Market
            Fund........................    11,720
                                          --------
    Total Affiliated Mutual Funds.......   242,889
                                          --------
    Total Investments
      (Cost $247,447) (a)--101.01%......   242,889
    Liabilities in excess of
        other assets--(1.01)%...........   (2,428)
                                          --------
    TOTAL NET ASSETS-- 100.0%...........  $240,461
                                          ========

---------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 2,514
         Unrealized depreciation.........................   (7,072)
                                                           -------
         Net Unrealized depreciation.....................  $(4,558)
                                                           =======

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE MODERATE GROWTH FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                     SECURITY              MARKET
 SHARES            DESCRIPTION             VALUE
--------- ------------------------------  --------
AFFILIATED MUTUAL FUNDS (100.8%):
EQUITY FUNDS (60.7%):
   10,267 Governor Aggressive Growth
            Fund........................  $111,606
   22,027 Governor Established Growth
            Fund........................   304,190
    9,125 Governor International Equity
            Fund........................   111,321
                                          --------
                                           527,117
                                          --------
FIXED INCOME FUNDS (37.3%):
   17,430 Governor Intermediate Term
            Income Fund.................   160,705
   16,865 Governor Limited Duration
            Government Securities
            Fund........................   163,590
                                          --------
                                           324,295
                                          --------
MONEY MARKET FUNDS (2.8%):
   24,755 Governor U.S. Treasury
            Obligations Money Market
            Fund........................    24,755
                                          --------
    Total Affiliated Mutual Funds.......   876,167
                                          --------
    Total Investments
      (Cost $887,506) (a)--100.8%.......   876,167
      Liabilities in excess of other
      assets--(0.8)%.....................   (7,283)
                                          --------
    TOTAL NET ASSETS--100.0%............  $868,884
                                          ========

---------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 13,273
         Unrealized depreciation.........................   (24,611)
                                                           --------
         Net Unrealized depreciation.....................  $(11,338)
                                                           ========

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE GROWTH FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

                     SECURITY              MARKET
 SHARES            DESCRIPTION             VALUE
--------- ------------------------------  --------
AFFILIATED MUTUAL FUNDS (100.9%):
EQUITY FUNDS (77.9%):
   10,306 Governor Aggressive Growth
            Fund........................  $112,021
    4,049 Governor Emerging Growth
            Fund........................    46,114
   17,162 Governor Established Growth
            Fund........................   237,002
    9,513 Governor International Equity
            Fund........................   116,062
                                          --------
                                           511,199
                                          --------
FIXED INCOME FUNDS (21.1%):
    8,441 Governor Intermediate Term
            Income Fund.................    77,829
    6,280 Governor Limited Duration
            Government Securities
            Fund........................    60,921
                                          --------
                                           138,750
                                          --------
MONEY MARKET FUNDS (1.9%):
   12,286 Governor U.S. Treasury
            Obligations Money Market
            Fund........................    12,286
                                          --------
    Total Affiliated Mutual Funds.......   662,235
                                          --------
    Total Investments
      (Cost $656,512) (a)--100.9%.......   662,235
      Liabilities in excess of other
      assets--(0.9)%.....................   (6,034)
                                          --------
    TOTAL NET ASSETS--100.0%............  $656,201
                                          ========

---------
(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 17,801
         Unrealized depreciation.........................   (12,078)
                                                           --------
         Net Unrealized appreciation.....................  $  5,723
                                                           ========

                       See notes to financial statements.

GOVERNOR FUNDS
U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

 SHARES
   OR
PRINCIPAL            SECURITY              AMORTIZED
 AMOUNT            DESCRIPTION               COST
--------- ------------------------------  -----------
U.S. TREASURY SECURITIES (34.1%):
U.S. Treasury Bills (9.7%):
  2,000,000 5.21%, 1/13/00..............  $ 1,996,527
                                          -----------
U.S. Treasury Notes (24.4%):
  5,000,000 5.375%, 1/31/00.............    5,000,542
                                          -----------
    Total U.S. Treasury Securities......    6,997,069
                                          -----------
U.S. GOVERNMENT GUARANTEED SECURITIES (19.6%):
Private Export Funding Company (19.6%):
  4,000,000 7.90%, 3/31/00..............    4,026,814
                                          -----------
    Total U.S. Government
        Guaranteed Securities...........    4,026,814
                                          -----------
INVESTMENT COMPANY SECURITIES (0.3%):
   70,531 Federated Treasury Fund.......       70,531
                                          -----------
    Total Investment Company
      Securities........................       70,531
                                          -----------
U.S. TREASURY SECURITY COLLATERALIZED
  REPURCHASE AGREEMENTS (45.5%):
4,400,000 Lehman Brothers, dated
            12/31/99, 2.00%, matures
            1/3/00, Proceeds at maturity
            $4,400,733 (Collateralized
            by 4,380,000 U.S. Treasury
            Notes, 6.625%, 3/31/02,
            Market Value =
            $4,488,550).................    4,400,000
4,906,000 Merrill Lynch Securities,
            Inc., dated 12/31/99, 3.00%,
            matures 1/3/00, Proceeds at
            maturity $4,907,227
            (Collateralized by 5,150,000
            U.S. Treasury Bonds, 6.25%,
            8/15/23, Market Value =
            $5,005,169).................    4,906,000
                                          -----------
    Total U.S. Treasury Security
      Collateralized Repurchase
Agreements..............................    9,306,000
                                          -----------
    Total Investments (Amortized Cost
      $20,400,414) (a)--99.5%...........   20,400,414
    Other assets in excess of
      liabilities--.05%.................       96,600
                                          -----------
    TOTAL NET ASSETS--100.0%............  $20,497,014
                                          ===========

---------
(a) Cost for federal income tax and financial reporting purposes are the same.

GOVERNOR FUNDS
PRIME MONEY MARKET FUND
(UNAUDITED)

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION                COST
---------- ------------------------------  ------------
COMMERCIAL PAPER (42.7%):
Agriculture (2.4%):
 7,835,000 Monsanto Co., 5.92%,
             1/31/00.....................  $  7,796,347
                                           ------------
Automotive (7.5%):
12,000,000 Daimler-Chrysler, 5.94%,
             1/27/00.....................    11,948,520
12,000,000 Ford Motor Credit, 5.94%,
             1/19/00.....................    11,964,360
                                           ------------
                                             23,912,880
                                           ------------
Banks (7.5%):
12,000,000 Allied Signal, 5.93%,
             1/24/00.....................    11,954,537
12,000,000 Zions Bancorp, 6.13%,
             1/20/00.....................    11,961,177
                                           ------------
                                             23,915,714
                                           ------------
Consumer Goods and Services (10.8%):
 9,000,000 Nike Inc., 5.88%, 1/31/00.....     8,955,900
14,000,000 Proctor & Gamble, 5.86%,
             1/25/00.....................    13,945,307
12,000,000 General Electric Capital
             Corp., 5.95%, 1/27/00.......    11,948,433
                                           ------------
                                             34,849,640
                                           ------------
Insurance (3.1%):
10,000,000 Metlife Funding, 5.96%,
             1/31/00.....................     9,950,333
                                           ------------
Machinery-Diversified (1.2%):
 4,000,000 WW Grainger, 5.85%, 2/28/00...     3,962,300
                                           ------------
Retail (4.3%):
14,000,000 7-Eleven Inc., 5.97%,
             1/10/00.....................    13,979,105
                                           ------------
Telecommunications (5.9%):
14,000,000 AT&T Corp, 5.84%, 2/24/00.....    13,877,360
 5,000,000 Motorola, 5.87%, 1/28/00......     4,977,988
                                           ------------
                                             18,855,348
                                           ------------
    Total Commercial Paper...............   137,221,667
                                           ------------
CORPORATE BONDS (22.0%):
Banking & Financial Services (6.8%):
10,000,000 Goldman Sachs & Co.*, 6.29%,
             7/14/00.....................    10,005,770
12,000,000 JP Morgan Co.*, 6.42%,
             7/6/00......................    11,998,953
                                           ------------
                                             22,004,723
                                           ------------
Banks (3.1%):
10,000,000 American Express Corp.*,
             5.69%, 4/27/00..............    10,000,000
                                           ------------
Beverages (3.1%):
10,000,000 Anheuser Busch, Inc.*, 4.90%,
             6/16/00.....................     9,997,299
                                           ------------

  SHARES
    OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION                COST
---------- ------------------------------  ------------
CORPORATE BONDS (CONTINUED):
Financial Services (3.7%):
12,000,000 GMAC, 5.98%, 1/27/2000........  $ 11,948,173
                                           ------------
Food Products & Services (3.1%):
10,000,000 Albertsons, 6.44%, 7/14/00....     9,997,895
                                           ------------
Retail (2.2%):
 7,000,000 Lowe's Inc., 6.95%, 2/15/00...     7,014,433
                                           ------------
    Total Corporate Bonds................    70,962,523
                                           ------------
U.S. GOVERNMENT AGENCY SECURITIES (7.1%):
10,000,000 Federal National Mortgage
             Association, 5.61%,
             8/9/00......................     9,996,981
 3,000,000 Federal Farm Credit Bank,
             5.625%, 2/1/00..............     2,998,592
10,000,000 Student Loan Marketing
             Association, 6.04%,
             2/16/00.....................    10,000,000
                                           ------------
    Total U.S. Government Agency
      Securities.........................    22,995,573
                                           ------------
U.S. TREASURY SECURITIES (6.0%):
20,000,000 U.S. Treasury Bill, 5.40%,
             6/29/00.....................    19,460,000
                                           ------------
    Total U.S. Treasury Securities.......    19,460,000
                                           ------------
INVESTMENT COMPANY SECURITIES (0.1%):
    62,008 Federated Treasury Fund.......        62,008
                                           ------------
    Total Investment Company
      Securities.........................        62,008
                                           ------------
U.S. GOVERNMENT AGENCY SECURITY COLLATERALIZED
REPURCHASE AGREEMENTS (22.3%):
34,769,000 Lehman Brothers, dated
             12/31/99, 3.00%, matures
             1/3/00. Proceeds at maturity
             $34,777,692 (Collateralized
             by $35,464,541 U.S.
             Government Agencies,
             7.00% -- 8.00%,
             9/1/23 -- 4/1/24, Market
             Value = $33,646,503)........    34,769,000
10,330,000 Merrill Lynch Securities,
             Inc., dated 12/31/99, 3.00%,
             matures 1/3/00. Proceeds at
             maturity $10,332,582
             (Collateralized by
             $10,537,283 U.S. Government
             Securities, 0.00%,
             3/26/09 -- 10/3/22, Market
             Value = $10,537,283)........    10,330,000

                                   Continued

GOVERNOR FUNDS
PRIME MONEY MARKET FUND
(UNAUDITED)

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1999

  SHARES
    OR
PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT            DESCRIPTION                COST
---------- ------------------------------  ------------
U.S. GOVERNMENT AGENCY SECURITY COLLATERALIZED
REPURCHASE AGREEMENTS, CONTINUED:
27,000,000 Painewebber, dated 12/31/99,
             3.10%, matures 1/3/00.
             Proceeds at maturity
             $27,006,975 (Collateralized
             by $27,542,664 GNMA,
             6.00% -- 8.00%,
             7/15/13 -- 11/15/28, Market
             Value = $27,382,496)........  $ 27,000,000
                                           ------------
    Total U.S. Government
      Agency Security Collateralized
      Repurchase Agreements..............    72,099,000
                                           ------------
    Total Investments (Amortized Cost
      $322,800,771) (a)--100.2%..........   322,800,771
    Liabilities in excess of other
      assets--(0.2)%......................     (621,337)
                                           ------------
    TOTAL NET ASSETS--100.0%.............  $322,179,434
                                           ============

---------

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Denotes variable rate security. Rate presented represents rate in effect on December 31, 1999. Maturity date reflects next rate change date.

                       See notes to financial statements.

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Governor Funds (the "Trust") was organized on September 3, 1998 as a successor to the KeyPremier Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares that are units of beneficial interest, without par value. The Trust offers shares of the following series: the Established Growth Fund, the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate Term Income Fund, the Limited Duration Government Securities Fund, the Pennsylvania Municipal Bond Fund, the Lifestyle Conservative Growth Fund, the Lifestyle Moderate Growth Fund, the Lifestyle Growth Fund, the U.S. Treasury Obligations Money Market Fund, and the Prime Money Market Fund (collectively, the "Funds" and individually, a "Fund"). Governors Group Advisors, Inc., a wholly owned subsidiary of Keystone Financial, Inc., serves as investment advisor to the Funds.

     The Prime Money Market Fund is authorized to issue two classes of shares:
     Investor Shares and S Shares. Each class of shares has substantially identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expense allocable exclusively to each class of shares, voting rights on matters affecting each class of shares, and the exchange privilege of each class of shares. The other funds are each offered in a single class of shares.

     The Funds' investment objectives are as follows:

                                  FUND                                          OBJECTIVE
                                  ----                                          ---------
           Established Growth Fund                                Growth of capital with some current
                                                                  income as a secondary objective

           Aggressive Growth Fund                                 Growth of capital

           Emerging Growth Fund                                   Long-term growth of capital

           International Equity Fund                              Capital appreciation
           Intermediate Term Income Fund                          Current income with long-term growth
                                                                  of capital as a secondary objective

           Limited Duration Government Securities Fund            Current income with preservation of
                                                                  capital as a secondary objective
           Pennsylvania Municipal Bond Fund                       Income which is exempt from both
                                                                  federal income tax and Pennsylvania
                                                                  state income taxes and preservation of
                                                                  capital
           Lifestyle Conservative Growth Fund                     Capital appreciation and income

           Lifestyle Moderate Growth Fund                         Capital appreciation with income as a
                                                                  secondary objective

           Lifestyle Growth Fund                                  Capital appreciation

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                  FUND                                          OBJECTIVE
                                  ----                                          ---------
           U.S. Treasury Obligations Money Market Fund            Current income with liquidity and
                                                                  stability of principal

           Prime Money Market Fund                                Current income with liquidity and
                                                                  stability of principal

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

        SECURITIES VALUATION:

        Investments of the U.S. Treasury Obligations Money Market Fund and the Prime Money Market Fund (collectively, "the money market funds"), are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, each of the money market funds may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Intermediate Term Income Fund, Limited Duration Government Securities Fund, and Pennsylvania Municipal Bond Fund (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Trust's Board of Trustees, including the use of approved independent pricing services. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. All debt securities with a remaining maturity greater than 60 days are valued at market value.

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

        of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions which the Funds' sub-advisors, Martindale Andres & Co., Inc. and Brinson Partners, Inc. deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

        FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

        The portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

        FUTURES CONTRACTS:

        The Established Growth Fund, Aggressive Growth Fund, Emerging Growth Fund, International Equity Fund, Intermediate Term Income Fund and Pennsylvania Municipal Bond Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e. for speculative purposes) or to maintain liquidity. These Funds bear the risk arising from changes in the value of these financial instruments. At the time a Fund enters into a futures contract it is required to make a margin deposit with the custodian of the specified amount of liquid assets. Subsequent payments,

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

        known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. Should the market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for any open futures contracts. There were no open futures contracts as of December 31, 1999.

        FORWARD FOREIGN CURRENCY CONTRACTS:

        The International Equity fund may invest in forward foreign currency contracts. A forward foreign currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. Activity in forward foreign currency contracts during the period ended December 31, 1999 was primarily for hedging exposure to foreign currency fluctuations between trade date and settle date related to security transactions.

        DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and distributed monthly for the money market funds. Dividends from net investment income are declared and distributed monthly for the Intermediate Term Income, Limited Duration Government Securities, and Pennsylvania Municipal Bond Funds. Dividends from net investment income are declared and distributed quarterly for the Established Growth, Aggressive Growth, Lifestyle Conservative Growth, Lifestyle Moderate Growth, and Lifestyle Growth Funds. Dividends from net investment income are declared and distributed semi-annually for the Emerging Growth Fund. Dividends from net investment income are declared and distributed annually for the International Equity Fund. Distributable net realized capital gains, if any, are declared and distributed annually for each of the Funds. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of registered investment companies.

        The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains, however for tax purposes, they are reported as distributions of capital.

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

        ORGANIZATION COSTS:

        All expenses incurred in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund, except for the Emerging Growth Fund. Such expenses, except those of the Emerging Growth Fund, are amortized over a period of five years commencing with the date of the initial public offering.

        On June 30, 1998 the Trust adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods.

        Accordingly, costs incurred in connection with the organization of the International Equity Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund were expensed as incurred and are included in "Other Expenses" in the accompanying Statements of Operations.

        OTHER:

        The Funds may maintain a cash balance with their custodian and receive a reduction of their custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes, for the six months ended December 31, 1999, custodian fees and expenses and expenses paid by third parties were less than $100 per fund.

        There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Governors Group Advisors, Inc. (the "Advisor"). The Advisor has entered into a Sub-Advisory Agreement with Martindale Andres & Company, Inc., also a wholly owned subsidiary of Keystone Financial, Inc., for each of the Funds other than the International Equity Fund. The Advisor has also entered into a Sub-Advisory Agreement with Brinson Partners, Inc., a wholly owned subsidiary of UBS AG, for the International Equity Fund. Under the terms of the investment advisory agreement, the Advisor is entitled to receive fees from the Funds based on a percentage of the average net assets of each Fund. Fees payable under the Sub-Advisory Agreements are borne by the Advisor, and not by the Funds.

     BISYS Fund Services Limited Partnership, ("BISYS") and BISYS Fund Services Ohio, Inc. ("BISYS, Ohio") are subsidiaries of The BISYS Group, Inc.

     Certain officers and trustees of the Trust are affiliated with BISYS. The Funds make no direct payments to these affiliated officers and trustees.

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

     Governors Group Advisors, Inc. serves the fund as co-administrator, and BISYS Ohio and BISYS serve the fund as co-administrator and distributor, respectively. Pursuant to the management and administration agreement, the Funds pay BISYS and the Advisor a monthly fee for their services at an annual rate of 0.15% of the aggregate average daily net assets of the Funds except for the Lifestyle Funds. BISYS Ohio serves the Funds as transfer agent and mutual fund accountant. For these services to the Funds, BISYS Ohio receives an annual per fund fee computed daily and paid monthly.

     The Trust has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Keystone Financial Inc. and its correspondent and affiliated banks and BISYS, for providing recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation, which is paid monthly, under the Administrative Services Plan is a fee computed daily at an annual rate of the average daily net asset value of each of the funds.

     The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (the "12b-1 Plan") pursuant to which the Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund (collectively, the "Lifestyle Funds") are authorized to reimburse BISYS ("the Distributor"). Amounts paid to the Distributor under the 12b-1 Plan may be used by the Distributor to pay securities broker dealers or other financial intermediaries for providing personal services to shareholders of the Lifestyle Funds, including responding to inquiries, providing information to shareholders about their Lifestyle Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. Under the 12b-1 Plan, each Lifestyle Fund may reimburse the Distributor at an annual rate of up to 0.50% of the average daily net assets of each Lifestyle Fund.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended December 31, 1999, BISYS received $130,150 from commissions earned on sales of shares of the variable net asset value funds, of which $4,400 was reallowed to broker-dealers affiliated with Keystone Financial, Inc.

     The variable net asset value funds invest a portion of their assets in the money market funds. To avoid duplicate fees, the money market funds remit to any variable net asset value funds invested therein, an amount equal to all fees assessed on the assets invested in such funds.

     Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm serves as secretary of the Trust.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

     Information regarding these transactions is as follows for the six months ended December 31, 1999:

                                                                                          INTERMEDIATE
                                    ESTABLISHED   AGGRESSIVE   EMERGING   INTERNATIONAL       TERM
                                      GROWTH        GROWTH      GROWTH       EQUITY          INCOME
                                       FUND          FUND        FUND         FUND            FUND
                                    -----------   ----------   --------   -------------   ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets).............       0.75%         1.00%      1.25%         1.25%           0.60%
Voluntary fee reductions..........   $189,875      $196,159    $36,306      $176,308        $457,975
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets).............       0.25%         0.25%      0.25%         0.25%           0.25%
Voluntary fee reductions..........   $ 44,304      $ 22,885    $ 1,694      $  7,260        $ 53,430

                                  LIMITED DURATION   PENNSYLVANIA    LIFESTYLE     LIFESTYLE
                                     GOVERNMENT       MUNICIPAL     CONSERVATIVE   MODERATE    LIFESTYLE
                                     SECURITIES          BOND          GROWTH       GROWTH      GROWTH
                                        FUND             FUND           FUND         FUND        FUND
                                  ----------------   ------------   ------------   ---------   ---------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)...........         0.60%             0.60%        0.25%         0.25%       0.25%
Voluntary fee reductions........      $79,206          $163,285        $ 100         $ 305       $ 184
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee
  reductions (percentage of
  average net assets)...........         0.25%             0.25%          --            --          --
Voluntary fee reductions........      $ 9,241          $ 19,050        $  --         $  --       $  --

                                                            U.S. TREASURY
                                                             OBLIGATIONS
                                                                MONEY           PRIME
                                                               MARKET        MONEY MARKET
                                                                FUND             FUND
                                                            -------------    ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)......................        0.40%            0.40%
Voluntary fee reductions..................................     $19,358         $284,403
ADMINISTRATIVE SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)......................        0.25%            0.25%
Voluntary fee reductions..................................     $ 3,388         $ 49,771

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the six months ended December 31, 1999, are as follows:

                                                                PURCHASES      SALES
                                                                ----------   ----------
Established Growth Fund.....................................    $5,798,382   $6,162,133
Aggressive Growth Fund......................................     4,735,858    5,077,921
Emerging Growth Fund........................................       831,919      370,619
International Equity Fund...................................     3,350,229    3,732,013
Intermediate Term Income Fund...............................    14,881,250   28,705,096
Limited Duration Government Securities Fund.................     9,950,781    8,036,359
Pennsylvania Municipal Bond Fund............................     4,949,880   34,869,937
Lifestyle Conservative Growth Fund..........................           884          112
Lifestyle Moderate Growth Fund..............................        78,012        1,115
Lifestyle Growth Fund.......................................        89,285          278

5.   CAPITAL SHARE TRANSACTIONS:

     Capital share transactions for the Prime Money Market Fund were as follows:

                                                             PRIME MONEY MARKET FUND
                                                        ---------------------------------
                                                           SIX MONTHS           YEAR
                                                             ENDED              ENDED
                                                        DECEMBER 31,1999    JUNE 30, 1999
                                                        ----------------    -------------
CAPITAL TRANSACTIONS:
Investor Shares:
Proceeds from shares issued...........................    $322,919,440      $538,446,396
Dividends reinvested..................................         746,965         1,410,478
Cost of shares redeemed...............................    (266,952,536)     (496,155,628)
                                                          ------------      ------------
Investor Shares capital transactions..................      56,713,869        43,701,246
                                                          ------------      ------------
S Shares:
Proceeds from shares issued...........................    $  5,423,870      $  1,059,052
Cost of shares redeemed...............................      (2,204,512)         (373,975)
                                                          ------------      ------------
S Shares capital transactions.........................       3,219,358           685,077
                                                          ------------      ------------
Change in net assets from capital transactions........    $ 59,933,227      $ 44,386,323
                                                          ============      ============
SHARE TRANSACTIONS:
Investor Shares:
Issued................................................     322,919,440       538,446,396
Reinvested............................................         746,965         1,410,478
Redeemed..............................................    (266,952,536)     (496,155,628)
                                                          ------------      ------------
Change in Investor Shares.............................      56,713,869        43,701,246
                                                          ------------      ------------

                                   Continued

GOVERNOR FUNDS

                               DECEMBER 31, 1999
                                  (UNAUDITED)

                                                             PRIME MONEY MARKET FUND
                                                        ---------------------------------
                                                           SIX MONTHS           YEAR
                                                             ENDED              ENDED
                                                        DECEMBER 31,1999    JUNE 30, 1999
                                                        ----------------    -------------
S Shares:
Issued................................................       5,423,870         1,059,052
Redeemed..............................................      (2,204,512)         (373,975)
                                                          ------------      ------------
Change in S Shares....................................       3,219,358           685,077
                                                          ------------      ------------
Change in shares from capital transactions............    $ 59,933,227      $ 44,386,323
                                                          ============      ============

6.   CONCENTRATION OF CREDIT RISK:

     The Pennsylvania Municipal Bond Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations issued by the state of Pennsylvania and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of Pennsylvania.

     The Pennsylvania Municipal Bond Fund had the following concentrations by sector at December 31, 1999 (as a percentage of total investments): Insured 59.9%, Prerefunded 14.8%, Revenue 16.7%, General Obligation 7.5%, Investment Company/Cash 1.1%.

7.   SUBSEQUENT EVENTS:

     At a meeting held on February 3, 2000, the Board of Trustees of the Trust approved the liquidation of the Emerging Growth Fund. It is expected that the liquidation will be effected on or about March 31, 2000. The Emerging Growth Fund has begun and will continue to sell its portfolio securities and invest in short-term obligations and cash in order to effect the liquidation. Shareholders can redeem and exchange their shares of the Emerging Growth Fund at any time prior to liquidation. Effective February 3, 2000, the Trust no longer accepts requests to purchase shares of the Emerging Growth Fund. Consequently, the Lifestyle Growth Fund will not invest in additional shares of the Emerging Growth Fund.

     The Advisor has informed the Fund that it expects that on, before or about June 1, 2000, the Adviser will be reorganized into the Sub-Advisor, with no resulting change of actual control or management. The Advisor and Sub-Advisor are wholly-owned subsidiaries of Keystone. The reorganization would result in the Sub-Advisor assuming all of the obligation and responsibilities of the Advisor under the Investment Advisory Agreement with the Fund and under the Sub-Advisory Agreement with the International Equity Fund Sub-Advisor.

                                   Continued

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                         ESTABLISHED GROWTH FUND
                                         --------------------------------------------------------
                                           FOR THE
                                          SIX MONTHS
                                            ENDED         FOR THE       FOR THE        FOR THE
                                         DECEMBER 31,    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                             1999         JUNE 30,      JUNE 30,       JUNE 30,
                                         (UNAUDITED)        1999          1998         1997(a)
                                         ------------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $  15.88       $  14.06      $  11.13       $  10.00
                                           --------       --------      --------       --------
INVESTMENT ACTIVITIES:
  Net investment income................        0.01           0.06          0.10           0.08
  Net realized and unrealized gain on
     investments.......................        1.34           2.16          2.99           1.13
                                           --------       --------      --------       --------
     Total from Investment
       Activities......................        1.35           2.22          3.09           1.21
                                           --------       --------      --------       --------
DISTRIBUTIONS FROM:
  Net investment income................       (0.01)         (0.06)        (0.10)         (0.08)
  Net realized gains...................       (3.41)         (0.34)        (0.06)            --
                                           --------       --------      --------       --------
     Total Distributions...............       (3.42)         (0.40)        (0.16)         (0.08)
                                           --------       --------      --------       --------
  Net change in net asset value per
     share.............................       (2.07)          1.82          2.93           1.13
                                           --------       --------      --------       --------
NET ASSET VALUE, END OF PERIOD.........    $  13.81       $  15.88      $  14.06       $  11.13
                                           ========       ========      ========       ========
Total Return (excluding sales
  charge)..............................       10.43%(b)      16.20%        27.92%         12.20%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in
     thousands)........................    $271,112       $260,437      $258,812       $190,914
  Ratio of expenses to average net
     assets............................        0.92%(c)       0.91%         0.71%          0.44%(c)
  Ratio of net investment income to
     average net assets................        0.14%(c)       0.42%         0.77%          1.39%(c)
  Ratio of expenses to average net
     assets*...........................        1.11%(c)       1.19%         1.06%          1.01%(c)
  Portfolio Turnover...................          26%             2%            6%             1%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was December 2, 1996.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                           AGGRESSIVE GROWTH FUND
                                            -----------------------------------------------------
                                              FOR THE
                                            PERIOD ENDED    FOR THE      FOR THE       FOR THE
                                            DECEMBER 31,   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                1999        JUNE 30,     JUNE 30,      JUNE 30,
                                            (UNAUDITED)       1999         1998        1997(A)
                                            ------------   ----------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $  12.02      $  11.41     $  10.24      $  10.00
                                              --------      --------     --------      --------
INVESTMENT ACTIVITIES:
  Net investment income (loss)............       (0.01)        (0.01)       (0.01)         0.01
  Net realized and unrealized gain on
     investments..........................        0.57          1.00         1.30          0.24
                                              --------      --------     --------      --------
     Total from Investment Activities.....        0.56          0.99         1.29          0.25
                                              --------      --------     --------      --------
DISTRIBUTIONS FROM:
  Net investment income...................          --            --           --         (0.01)
  In excess of net investment income......          --         (0.01)          --            --
  Net realized gains......................       (1.71)        (0.37)       (0.12)           --
                                              --------      --------     --------      --------
     Total Distributions..................       (1.71)        (0.38)       (0.12)        (0.01)
                                              --------      --------     --------      --------
  Net change in net asset value per
     share................................       (1.15)         0.61         1.17          0.24
                                              --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD............    $  10.87      $  12.02     $  11.41      $  10.24
                                              ========      ========     ========      ========
Total Return (excluding sales charge).....        6.42%(b)      9.24%       12.72%         2.52%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in
     thousands)...........................    $138,481      $139,512     $135,612      $105,258
  Ratio of expenses to average net
     assets...............................        1.05%(c)      1.04%        0.83%         0.66%(c)
  Ratio of net investment income (loss) to
     average net assets...................       (0.16%)(c)     (0.05%)     (0.09%)        0.28%(c)
  Ratio of expenses to average net
     assets*..............................        1.38%(c)      1.47%        1.33%         1.35%(c)
  Portfolio Turnover......................          16%           18%           8%            2%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 3, 1997.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 EMERGING GROWTH FUND
                                                              --------------------------
                                                                FOR THE
                                                               SIX MONTHS
                                                                 ENDED         FOR THE
                                                              DECEMBER 31,    YEAR ENDED
                                                                  1999         JUNE 30,
                                                              (UNAUDITED)      1999(a)
                                                              ------------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 11.98        $ 10.00
                                                                -------        -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................      (0.05)            --
  Net realized and unrealized gain on investments...........       0.00           2.07
                                                                -------        -------
     Total from Investment Activities.......................      (0.05)          2.07
                                                                -------        -------
DISTRIBUTIONS FROM:
  Net investment income.....................................         --          (0.06)
  Net realized gains........................................      (0.54)         (0.03)
                                                                -------        -------
     Total Distributions....................................      (0.54)         (0.09)
                                                                -------        -------
  Net change in net asset value per share...................      (0.59)          1.98
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $ 11.39        $ 11.98
                                                                =======        =======
Total Return (excluding sales charge).......................      (0.13%)(b)     20.74%

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in thousands)...............    $ 9,772        $ 9,927
  Ratio of expenses to average net assets...................       1.76%(c)       1.41%
  Ratio of net investment income (loss) to average net
     assets.................................................      (0.82%)(c)     (0.02%)
  Ratio of expenses to average net assets*..................       2.54%(c)       2.60%
  Portfolio Turnover........................................         31%            53%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1998.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                               INTERNATIONAL EQUITY FUND
                                                              ----------------------------
                                                                FOR THE
                                                               SIX MONTHS
                                                                 ENDED          FOR THE
                                                              DECEMBER 31,    PERIOD ENDED
                                                                  1999          JUNE 30,
                                                              (UNAUDITED)       1999(a)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.59         $ 10.00
                                                                -------         -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)..............................         --            0.11
  Net realized and unrealized gain on investments...........       1.89            0.48
                                                                -------         -------
     Total from Investment Activities.......................       1.89            0.59
                                                                -------         -------
DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.13)             --
  In excess of net investment income........................      (0.01)             --
  Net realized gains........................................      (0.14)             --
                                                                -------         -------
     Total Distributions....................................      (0.28)             --
                                                                -------         -------
  Net change in net asset value per share...................       1.61            0.59
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $ 12.20         $ 10.59
                                                                =======         =======
Total Return (excluding sales charge).......................      18.00%(b)        5.90%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in thousands)...............    $45,595         $39,506
  Ratio of expenses to average net assets...................       0.97%(c)        0.98%(c)
  Ratio of net investment income (loss) to average net
     assets.................................................       0.07%(c)        2.80%(c)
  Ratio of expenses to average net assets*..................       1.85%(c)        1.86%(c)
  Portfolio Turnover........................................         29%             17%

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 9, 1999.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                        INTERMEDIATE TERM INCOME FUND
                                            -----------------------------------------------------
                                              FOR THE
                                            PERIOD ENDED    FOR THE      FOR THE       FOR THE
                                            DECEMBER 31,   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                1999        JUNE 30,     JUNE 30,      JUNE 30,
                                            (UNAUDITED)       1999         1998        1997(a)
                                            ------------   ----------   ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $   9.49      $  10.10     $   9.77      $  10.00
                                              --------      --------     --------      --------
INVESTMENT ACTIVITIES:
  Net investment income...................        0.29          0.59         0.62          0.36
  Net realized and unrealized gain (loss)
     on investments.......................       (0.27)        (0.50)        0.33         (0.23)
                                              --------      --------     --------      --------
     Total from Investment Activities.....        0.02          0.09         0.95          0.13
                                              --------      --------     --------      --------
DISTRIBUTIONS FROM:
  Net investment income...................       (0.29)        (0.59)       (0.62)        (0.36)
  Net realized gains......................          --         (0.11)          --            --
                                              --------      --------     --------      --------
     Total Distributions..................       (0.29)        (0.70)       (0.62)        (0.36)
                                              --------      --------     --------      --------
  Net change in net asset value per
     share................................       (0.27)        (0.61)        0.33         (0.23)
                                              --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD............    $   9.22      $   9.49     $  10.10      $   9.77
                                              ========      ========     ========      ========
Total Return (excluding sales charge).....        0.26%(b)      0.82%        9.95%(a)      1.40%(b)

RATIO/ SUPPLEMENTAL DATA:
  Net Assets, at end of year (in
     thousands)...........................    $277,348      $305,981     $275,565      $207,859
  Ratio of expenses to average net
     assets...............................        0.54%(c)      0.56%        0.57%(b)      0.37%(c)
  Ratio of net investment income to
     average net assets...................        6.13%(c)      5.97%        6.27%(b)      6.45%(c)
  Ratio of expenses to average net
     assets*..............................        0.88%(c)      0.98%        0.92%(b)      0.84%(c)
  Portfolio Turnover......................          99%          149%         218%          329%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was December 2, 1996.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                   LIMITED DURATION GOVERNMENT SECURITIES FUND
                                                 ------------------------------------------------
                                                   FOR THE
                                                 PERIOD ENDED      FOR THE             FOR THE
                                                 DECEMBER 31,     YEAR ENDED         PERIOD ENDED
                                                     1999          JUNE 30,            JUNE 30,
                                                 (UNAUDITED)         1999              1998(a)
                                                 ------------    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $  9.83         $  9.96             $ 10.00
                                                   -------         -------             -------
INVESTMENT ACTIVITIES:
  Net investment income........................       0.27            0.54                0.56
  Net realized and unrealized gain (loss) on
     investments...............................      (0.13)          (0.13)              (0.04)
                                                   -------         -------             -------
     Total from Investment Activities..........       0.14            0.41                0.52
                                                   -------         -------             -------
DISTRIBUTIONS FROM:
  Net investment income........................      (0.27)          (0.54)              (0.56)
  Net realized gains...........................         --              --                  --
                                                   -------         -------             -------
     Total Distributions.......................      (0.27)          (0.54)              (0.56)
                                                   -------         -------             -------
  Net change in net asset value per share......      (0.13)          (0.13)              (0.04)
                                                   -------         -------             -------
NET ASSET VALUE, END OF PERIOD.................    $  9.70         $  9.83             $  9.96
                                                   =======         =======             =======
Total Return (excluding sales charge)..........       1.48%(b)        4.25%               5.39%

RATIO/ SUPPLEMENTAL DATA:
  Net Assets, at end of year (in thousands)....    $52,081         $52,041             $29,360
  Ratio of expenses to average net assets......       0.60%(c)        0.59%               0.65%
  Ratio of net investment income to average net
     assets....................................       5.58%(c)        5.51%               5.58%
  Ratio of expenses to average net assets*.....       0.94%(c)        1.03%               1.18%
  Portfolio Turnover...........................        122%            519%                482%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1997.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                    PENNSYLVANIA MUNICIPAL BOND FUND
                                      -------------------------------------------------------------
                                        FOR THE
                                       SIX MONTHS
                                         ENDED         FOR THE       FOR THE
                                      DECEMBER 31,    YEAR ENDED    YEAR ENDED         FOR THE
                                          1999         JUNE 30,      JUNE 30,       PERIOD ENDED
                                      (UNAUDITED)        1999          1998       JUNE 30, 1997(a)
                                      ------------    ----------    ----------    -----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $ 10.05        $ 10.39       $  10.29         $  10.21
                                        -------        -------       --------         --------
INVESTMENT ACTIVITIES:
  Net investment income.............       0.23           0.47           0.49             0.34
  Net realized and unrealized gain
     (loss) on investments..........      (0.34)         (0.26)          0.11             0.06
                                        -------        -------       --------         --------
     Total from Investment
       Activities...................      (0.11)          0.21           0.60             0.40
                                        -------        -------       --------         --------
DISTRIBUTIONS FROM:
  Net investment income.............      (0.23)         (0.48)         (0.50)           (0.32)
  Net realized gains................      (0.01)         (0.07)            --               --
                                        -------        -------       --------         --------
     Total Distributions............      (0.24)         (0.55)         (0.50)           (0.32)
                                        -------        -------       --------         --------
  Net change in net asset value per
     share..........................      (0.35)         (0.34)          0.10             0.08
                                        -------        -------       --------         --------
NET ASSET VALUE, END OF PERIOD......    $  9.70        $ 10.05       $  10.39         $  10.29
                                        =======        =======       ========         ========
Total Return (excluding sales
  charge)...........................      (1.08%)(b)      1.94%          5.89%            3.98%(b)

RATIO/ SUPPLEMENTAL DATA:
  Net assets, at end of year (in
     thousands).....................    $74,151        $11,893       $118,685         $123,194
  Ratio of expenses to average net
     assets.........................       0.57% (c)      0.59%          0.58%            0.37%(c)
  Ratio of net investment income to
     average net assets.............       4.39% (c)      4.45%          4.65%            4.46%(c)
  Ratio of expenses to average net
     assets*........................       0.91% (c)      1.00%          0.92%            0.86%(c)
  Portfolio Turnover................         40%            90%            62%              98%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was October 1, 1996.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 LIFESTYLE CONSERVATIVE
                                                                      GROWTH FUND
                                                              ----------------------------
                                                                FOR THE
                                                               SIX MONTHS
                                                                 ENDED          FOR THE
                                                              DECEMBER 31,    PERIOD ENDED
                                                                  1999          JUNE 30,
                                                              (UNAUDITED)       1999(a)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.15         $ 10.00
                                                                -------         -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................       0.17            0.07
  Net realized and unrealized gain on investments...........       0.25            0.15
                                                                -------         -------
     Total from Investment Activities.......................       0.42            0.22
                                                                -------         -------
DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.17)          (0.07)
  Net realized gains........................................         --              --
                                                                -------         -------
     Total Distributions....................................      (0.17)          (0.07)
                                                                -------         -------
  Net change in net asset value per share...................       0.25            0.15
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $ 10.40         $ 10.15
                                                                =======         =======
Total Return (excluding sales charge).......................       4.21%(b)        2.21%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in thousands)...............    $   240         $   150
  Ratio of expenses to average net assets...................       1.30%(c)        1.79%(c)
  Ratio of net investment income to average net assets......       3.79%(c)        2.57%(c)
  Ratio of expenses to average net assets*..................       1.40%(c)       92.41%(c)
  Portfolio Turnover........................................          5%              2%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 3, 1999.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                   LIFESTYLE MODERATE
                                                                      GROWTH FUND
                                                              ----------------------------
                                                                FOR THE
                                                               SIX MONTHS
                                                                 ENDED          FOR THE
                                                              DECEMBER 31,    PERIOD ENDED
                                                                  1999          JUNE 30,
                                                              (UNAUDITED)       1999(a)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.56         $ 10.00
                                                                -------         -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................       0.15            0.04
  Net realized and unrealized gain on investments...........       0.52            0.56
                                                                -------         -------
     Total from Investment Activities.......................       0.67            0.60
                                                                -------         -------
DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.15)          (0.04)
  Net realized gains........................................      (0.01)             --
                                                                -------         -------
     Total Distributions....................................      (0.16)          (0.04)
                                                                -------         -------
  Net change in net asset value per share...................       0.51            0.56
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $ 11.07         $ 10.56
                                                                =======         =======
Total Return (excluding sales charge).......................       6.31%(b)        6.02%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in thousands)...............    $   869         $   285
  Ratio of expenses to average net assets...................       1.30%(c)        1.76%(c)
  Ratio of net investment income to average net assets......       3.49%(c)        1.17%(c)
  Ratio of expenses to average net assets*..................       1.41%(c)       36.79%(c)
  Portfolio Turnover........................................          8%              6%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 4, 1999.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                 LIFESTYLE GROWTH FUND
                                                              ----------------------------
                                                                FOR THE
                                                               SIX MONTHS
                                                                 ENDED          FOR THE
                                                              DECEMBER 31,    PERIOD ENDED
                                                                  1999          JUNE 30,
                                                              (UNAUDITED)       1999(a)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.77         $ 10.00
                                                                -------         -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................       0.14            0.02
  Net realized and unrealized gain on investments...........       0.62            0.77
                                                                -------         -------
     Total from Investment Activities.......................       0.76            0.79
                                                                -------         -------
DISTRIBUTIONS FROM:
  Net investment income.....................................      (0.14)          (0.02)
  Net realized gains........................................         --              --
                                                                -------         -------
     Total Distributions....................................      (0.14)          (0.02)
                                                                -------         -------
  Net change in net asset value per share...................       0.62            0.77
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $ 11.39         $ 10.77
                                                                =======         =======
Total Return (excluding sales charge).......................       7.06%(b)        7.87%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in thousands)...............    $   656         $   218
  Ratio of expenses to average net assets...................       1.31%(c)        1.81%(c)
  Ratio of net investment income to average net assets......       3.93%(c)        0.07%(c)
  Ratio of expenses to average net assets*..................       1.41%(c)       51.10%(c)
  Portfolio Turnover........................................          4%              0%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was February 18, 1999.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                U.S. TREASURY OBLIGATIONS
                                                                    MONEY MARKET FUND
                                                         ----------------------------------------
                                                           FOR THE
                                                          SIX MONTHS
                                                            ENDED         FOR THE       FOR THE
                                                         DECEMBER 31,    YEAR ENDED    YEAR ENDED
                                                             1999         JUNE 30,      JUNE 30,
                                                         (UNAUDITED)        1999        1998(a)
                                                         ------------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $ 1.000        $ 1.000       $ 1.000
                                                           -------        -------       -------
INVESTMENT ACTIVITIES:
  Net investment income................................      0.022          0.042         0.047
  Net realized and unrealized gain on investments......         --             --            --
                                                           -------        -------       -------
     Total from Investment Activities..................      0.022          0.042         0.047
                                                           -------        -------       -------
DISTRIBUTIONS FROM:
  Net investment income................................     (0.022)        (0.042)       (0.047)
  Net realized gains...................................         --             --            --
                                                           -------        -------       -------
     Total Distributions...............................     (0.022)        (0.042)       (0.047)
                                                           -------        -------       -------
  Net change in net asset value per share..............         --             --            --
                                                           -------        -------       -------
NET ASSET VALUE, END OF PERIOD.........................    $ 1.000        $ 1.000       $ 1.000
                                                           =======        =======       =======
Total Return (excluding sales charge)..................       2.19%(b)       4.28%         4.78%

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in thousands)..........    $20,497        $19,575       $23,520
  Ratio of expenses to average net assets..............       0.71%(c)       0.72%         0.71%
  Ratio of net investment income to average net
     assets............................................       4.30%(c)       4.20%         4.64%
  Ratio of expenses to average net assets*.............       0.94%(c)       1.05%         1.07%

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was July 1, 1997.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                             PRIME MONEY MARKET FUND
                                          -------------------------------------------------------------
                                          INVESTOR SHARES     S SHARES
                                          ---------------   ------------
                                              FOR THE         FOR THE      INVESTOR SHARES    S SHARES
                                            SIX MONTHS       SIX MONTHS    ---------------   ----------
                                               ENDED           ENDED           FOR THE        FOR THE
                                           DECEMBER 31,     DECEMBER 31,     YEAR ENDED      YEAR ENDED
                                               1999             1999          JUNE 30,        JUNE 30,
                                            (UNAUDITED)     (UNAUDITED)        1999(a)        1999(a)
                                          ---------------   ------------   ---------------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD....     $  1.000         $  1.000        $  1.000        $ 1.000
                                             --------         --------        --------        -------
INVESTMENT ACTIVITIES:
  Net investment income.................        0.025            0.024           0.047          0.008
  Net realized and unrealized gain on
     investments........................           --               --              --             --
                                             --------         --------        --------        -------
     Total from Investment Activities...        0.025            0.024           0.047          0.008
                                             --------         --------        --------        -------
DISTRIBUTIONS FROM:
  Net investment income.................       (0.025)          (0.024)         (0.047)         0.008
  Net realized gains....................           --               --              --             --
                                             --------         --------        --------        -------
     Total Distributions................       (0.025)          (0.024)         (0.047)         0.008
                                             --------         --------        --------        -------
  Net change in net asset value per
     share..............................           --               --              --             --
                                             --------         --------        --------        -------
NET ASSET VALUE, END OF PERIOD..........     $  1.000         $  1.000        $  1.000        $ 1.000
                                             ========         ========        ========        =======
Total Return (excluding sales charge)...         2.56%(b)         2.45%(b)        4.80%          0.85%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in
     thousands).........................     $318,275         $  3,904        $261,561        $   685
  Ratio of expenses to average net
     assets.............................         0.45%(c)         0.64%(c)        0.49%          0.68%(c)
  Ratio of net investment income to
     average net assets.................         5.03%(c)         4.95%(c)        4.68%          4.23%(c)
  Ratio of expenses to average net
     assets*............................         0.69%(c)         0.88%(c)        0.80%          0.91%(c)

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Effective April 19, 1999, the Fund designated the existing shares as Investor Shares and commenced the offering of S Shares.

(b) Not annualized.

(c) Annualized.

                                                                       Continued

                       See notes to financial statements.

GOVERNOR FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                PRIME MONEY MARKET FUND
                                                              ----------------------------
                                                               FOR THE          FOR THE
                                                              YEAR ENDED      PERIOD ENDED
                                                               JUNE 30,         JUNE 30,
                                                                 1998           1997(A)
                                                              ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $  1.000         $ 1.000
                                                               --------         -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................      0.051           0.037
  Net realized and unrealized gain on investments...........         --              --
                                                               --------         -------
     Total from Investment Activities.......................      0.051           0.037
                                                               --------         -------
DISTRIBUTIONS FROM:
  Net investment income.....................................     (0.051)         (0.037)
  Net realized gains........................................         --              --
                                                               --------         -------
     Total Distributions....................................     (0.051)         (0.037)
                                                               --------         -------
  Net change in net asset value per share...................         --              --
                                                               --------         -------
NET ASSET VALUE, END OF PERIOD..............................   $  1.000         $ 1.000
                                                               ========         =======
Total Return (excluding sales charge).......................       5.19%           3.73%(b)

RATIOS/ SUPPLEMENTAL DATA:
  Net Assets, at end of period (in thousands)...............   $217,861         $95,850
  Ratio of expenses to average net assets...................       0.48%           0.36%(c)
  Ratio of net investment income to average net assets......       5.14%           5.02%(c)
  Ratio of expenses to average net assets*..................       0.76%           0.70%(c)

---------------

 * During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been as indicated.

(a) Commencement of operations of the Fund was October 7, 1996.

(b) Not annualized.

(c) Annualized.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Governors Group Advisors, Inc.
23 Front Street
Harrisburg, PA 17101

SUB-ADVISORS
Martindale Andreas & Company, Inc.
Four Falls Corporate Center, Suite 200
west Conshohocken, PA 19428

Brinson Partners, Inc.
209 South LaSalle Street
Chicago, IL 60604

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

FOR ADDITIONAL INFORMATION CALL:
1-800-766-3960

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